                                             IMPORTANT NOTICE
                                             REGARDING DELIVERY OF
                                             SHAREHOLDER DOCUMENTS

                                             SCHWAB

                                             BOND INDEX FUNDS

                                             August 31, 2000

                                             Annual Report enclosed


                                             SCHWAB SHORT-TERM BOND MARKET
                                             INDEX FUND


                                             SCHWAB TOTAL BOND MARKET INDEX FUND





                                                           [CHARLES SCHWAB LOGO]

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

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
SCHWAB

BOND INDEX FUNDS



                                             AUGUST 31, 2000

                                             Annual Report

                                             SCHWAB SHORT-TERM BOND MARKET
                                             INDEX FUND

                                             SCHWAB TOTAL BOND MARKET INDEX FUND





[GRAPHIC IMAGE]                                            [CHARLES SCHWAB LOGO]

SCHWAB

BOND INDEX FUNDS


[PHOTO OF CHARLES SCHWAB]

Dear Shareholder,

We're pleased to bring you the first report for these funds that uses our new "plain English" format. This format is part of a major initiative to make SchwabFunds(R) materials easier to use.

We've given the report a simpler organization and a new look. Our goal has been to focus on presenting information clearly and explaining what it means to shareholders.

The most significant change is the new section on how to read and understand the report's financial data. We've even found ways to make the financial statements and notes more accessible. We will continue to look actively for ways to improve these reports even further.

We hope you find this report helpful and we welcome your feedback. Thank you for choosing SchwabFunds.


Sincerely,

/s/ Charles Schwab

Charles Schwab

ANNUAL REPORT

September 1, 1999 - August 31, 2000

 1  Market Overview

 5  Schwab Short-Term Bond Market Index Fund

    Key factors during the report period included rising short-term interest rates and strong demand for bonds.

15  Schwab Total Bond Market Index Fund

    Rates for long-term bonds fell, resulting in an inverted yield curve.

26  Financial Notes

30  Proxy Results

    ----------------------------------------------------------------------------

31  HOW TO READ THIS REPORT

    An illustrated guide to the financials, along with a glossary.

MARKET OVERVIEW

IT'S OFFICIAL: U.S. GROWTH PERIOD IS THE LONGEST IN 50 YEARS.

As of the close of the report period, U.S. economic expansion was in the middle of its tenth year, making this the longest period of continuous expansion in U.S. history. The main forces behind the expansion have been high levels of consumer spending -- fueled by increases in personal income, personal wealth and consumer confidence -- as well as a healthy housing sector and strong investment in capital improvements by businesses.

                    [GRAPHIC OF CONSTRUCTION WORKER WORKING]

The economy's rate of growth remained high: this was the fourth year in a row of 4% or greater growth. Historically, economists and the Federal Reserve Bank (the
Fed) believed that growth above the 3.5% to 4.0% range is likely to trigger high inflation. However, the Fed has recently indicated that it may be comfortable with growth as high as 4.5% as long as productivity growth remains in the vicinity of 3.5%, which it did during the report period.

PRODUCTIVITY EMERGES AS A KEY FACTOR.

In recent years, the Fed demonstrated its commitment to keep the economy under control by raising short-term interest rates (since June 1999, it has raised these rates six times). The Fed has voiced concern that runaway economic growth could push up wages faster than productivity, forcing companies to raise prices and touching off spiraling inflation.

--------------------------------------------------------------------------------
ASSET CLASS PERFORMANCE COMPARISON  % returns during the report period
--------------------------------------------------------------------------------

This graph compares the performance of four widely used measures of securities market performance, including U.S. stocks and bonds and international stocks.

These figures assume dividends and distributions were reinvested. Index figures don't include trading and management costs, which would lower performance. Indices are unmanaged and you can't invest in them directly. Remember that past performance isn't an indication of future results. Source: Charles Schwab & Co., Inc. (Schwab).


                 [ASSET CLASS PERFORMANCE COMPARISON LINE GRAPH]


LEHMAN BROTHERS U.S. AGGREGATE                  RUSSELL 2000(R) INDEX: measures
BOND INDEX: measures the U.S. bond              U.S. small-cap stocks
market
                                                MSCI-EAFE(R) INDEX: measures
S&P 500(R) INDEX: measures U.S.                 large-cap stocks in Europe,
large-cap stocks                                Australasia and the Far East

                       Lehman
                      Aggregate       MSCI EAFE     Russell 2000
                     Bond Index         Index           Index      S&P 500 Index
        9/3/99          0.0049          0.0081           0.019          0.0279
       9/10/99           0.007          0.0166          0.0314          0.0237
       9/17/99          0.0105         -0.0026          0.0161          0.0114
       9/24/99          0.0172         -0.0168         -0.0243         -0.0326
       10/1/99          0.0073          0.0029         -0.0087         -0.0273
       10/8/99          0.0078          0.0186          0.0012          0.0126
      10/15/99          0.0064          0.0024         -0.0291         -0.0541
      10/22/99           0.003            0.01         -0.0195         -0.0131
      10/29/99          0.0156          0.0355          0.0042          0.0341
       11/5/99          0.0218          0.0406          0.0366          0.0397
      11/12/99          0.0231          0.0564          0.0539          0.0593
      11/19/99          0.0189           0.076          0.0807           0.079
      11/26/99          0.0167          0.0896          0.0753          0.0749
       12/3/99          0.0171          0.0899          0.0888           0.088
      12/10/99          0.0235          0.1045           0.094          0.0765
      12/17/99          0.0126          0.1057          0.0934          0.0795
      12/24/99          0.0095          0.1462          0.1315          0.1078
      12/31/99          0.0105          0.1654          0.1845          0.1172
        1/7/00          0.0099          0.1123          0.1463          0.0961
       1/14/00          0.0052          0.1397          0.1917          0.1141
       1/21/00          0.0036          0.1142          0.2535           0.096
       1/28/00          0.0103          0.1091          0.1851          0.0343
        2/4/00          0.0116          0.1322          0.2344          0.0839
       2/11/00          0.0087          0.1386           0.262          0.0555
       2/18/00          0.0142          0.1216          0.2823          0.0242
       2/25/00          0.0207          0.1303          0.3084          0.0145
        3/3/00          0.0226          0.1542          0.4062          0.0735
       3/10/00          0.0205          0.1539          0.4196          0.0627
       3/17/00          0.0276          0.1402          0.3515          0.1155
       3/24/00          0.0264          0.1625          0.3505          0.1635
       3/31/00          0.0327          0.1608          0.2685          0.1426
        4/7/00           0.041          0.1491          0.2779          0.1562
       4/14/00          0.0402          0.1089          0.0685          0.0343
       4/21/00          0.0393          0.0998          0.1344          0.0938
       4/28/00          0.0296          0.0987          0.1921          0.1082
        5/5/00          0.0152          0.0942           0.208          0.0931
       5/12/00          0.0139          0.0829          0.1569          0.0843
       5/19/00          0.0159          0.0441          0.1305          0.0735
       5/26/00           0.027          0.0498          0.0783          0.0514
        6/2/00           0.039          0.1194          0.2095          0.1288
        6/9/00          0.0422          0.1177          0.2338          0.1134
       6/16/00          0.0511          0.1134          0.2126          0.1191
       6/23/00          0.0413          0.1031          0.2052          0.1016
       6/30/00          0.0506          0.1116          0.2206          0.1124
        7/7/00          0.0553          0.1218          0.2458          0.1309
       7/14/00          0.0539          0.1171          0.2802          0.1547
       7/21/00          0.0598           0.092          0.2332          0.1319
       7/28/00          0.0596          0.0565          0.1568          0.0859
        8/4/00          0.0677           0.052          0.1889          0.1196
       8/11/00          0.0696          0.0674          0.2052          0.1265
       8/18/00          0.0709          0.0759          0.2179          0.1417
       8/25/00           0.075          0.0836          0.2411           0.153
       8/31/00          0.0756          0.0955          0.2715          0.1632

MARKET OVERVIEW Continued


However, when productivity grows along with wages, companies can pay higher wages without raising prices because they can achieve greater output for every dollar they spend in labor costs. Spurred mainly by technological advances, productivity grew at 3.0% in 1999 and an annualized 3.8% during the first half of 2000 (these figures include all economic sectors except farming).

UNEMPLOYMENT HITS NEW LOWS, YET INFLATION REMAINS AT BAY.

After trending downward for years, unemployment fell below the 4% mark (a level once considered impossible without high inflation) in April of 2000, reaching a three-decade low. By the end of the report period unemployment had edged above 4%, but most of this increase can be attributed to the layoff of 122,000 part-time census workers and the fact that 87,000 telephone workers were on strike at the time the figures were calculated.

Source: Schwab Washington Research Group.

                                    -------------------------------------------
                                    Job growth continues to outstrip population
                                    growth. Today, a higher percentage of the
                                    population has a job than at any time since
                                    WWII.
                                    -------------------------------------------
                                             Source: Bureau of Labor Statistics.

Overall, labor markets have continued to be extremely tight, and there has been evidence in some regions of labor shortages driving up wages. In spite of this, increases in prices and wages during the report period were comparatively modest, thanks in part to strong productivity growth.


FIVE FACTORS AND THEIR EFFECTS ON THESE FUNDS.
----------------------------------------------

The following charts show recent figures for five common measures of the state of the U.S. economy and the stock market.

While the relationship of each of these factors to the performance of the funds is complex, the captions over each chart and the discussion above include analysis of how we believe these factors may have influenced market behavior during the report period.

REAL GDP GROWTH
Annualized growth rate for each quarter shown

The U.S. economy has grown steadily for more than nine years. Real GDP grew 5.0% in 1999 and at an annualized rate of 5.2% in the first half of 2000.


                          [REAL GDP GROWTH BAR CHART]

                         Q1 1990                  0.05
                         Q2 1990                  0.01
                         Q3 1990                -0.006
                         Q4 1990                 -0.03
                         Q1 1991                -0.017
                         Q2 1991                 0.026
                         Q3 1991                 0.013
                         Q4 1991                 0.025
                         Q1 1992                 0.038
                         Q2 1992                 0.038
                         Q3 1992                 0.031
                         Q4 1992                 0.054
                         Q1 1993                -0.001
                         Q2 1993                 0.025
                         Q3 1993                 0.018
                         Q4 1993                 0.062
                         Q1 1994                 0.034
                         Q2 1994                 0.057
                         Q3 1994                 0.022
                         Q4 1994                  0.05
                         Q1 1995                 0.015
                         Q2 1995                 0.008
                         Q3 1995                 0.031
                         Q4 1995                 0.032
                         Q1 1996                 0.029
                         Q2 1996                 0.068
                         Q3 1996                  0.02
                         Q4 1996                 0.046
                         Q1 1997                 0.044
                         Q2 1997                 0.059
                         Q3 1997                 0.042
                         Q4 1997                 0.028
                         Q1 1998                 0.065
                         Q2 1998                 0.029
                         Q3 1998                 0.034
                         Q4 1998                 0.056
                         Q1 1999                 0.035
                         Q2 1999                 0.025
                         Q3 1999                 0.057
                         Q4 1999                 0.083
                         Q1 2000                 0.048
                         Q2 2000                 0.052
                         Q3 2000                  0.08
                         Q4 2000                  0.08

Gross domestic product (GDP), a broad measure of the goods and services produced in the United States during a given time period, is a prime indicator of the health of the country's economy. Typically, stock investors see increases in GDP as a positive, since it indicates stronger demand, production and corporate earnings. The figures shown here are adjusted for inflation.

Source: Bloomberg L.P.

STOCKS STUMBLE, RECOVER; MOST BONDS POST HEALTHY RETURNS.


The spring of 2000 brought bad news to equity investors, particularly those with holdings in tech and small cap stocks. In March and April, the price/earnings ratio (P/E) for the NASDAQ 100 Index fell by one-third in just 14 trading days.

Even so, stocks as a whole remained highly valued by traditional measures -- the P/E of the NASDAQ 100 never went below 99 -- and stocks of all sizes, both in the U.S. and overseas, posted respectable gains for the report period.

Sources: Bloomberg L.P., Schwab.


                           [GRAPHIC OF COMPUTER CHIP]


                                    --------------------------------------------
                                    The U.S. Treasury's plan to buy back $30
                                    billion of its long-term bonds substantially
                                    pushed up prices for all long-term debt
                                    securities.
                                    --------------------------------------------

While short-term interest rates rose during the report period, intermediate- and long-term rates actually fell. This gave a boost to bond prices and to the returns of most bond investments over the period: the Lehman Brothers U.S. Aggregate Bond Index was up over 7% for the report period.

A major factor for bonds was the U.S. Treasury's decision to use some of the budget surplus to buy back its own bonds. This resulted in an inverted yield curve (chart, page 4), a situation in which short-term bonds actually pay higher yields than long-term bonds.


U.S. UNEMPLOYMENT RATE
Adjusted for seasonal variations


Unemployment hit a three-decade low of 3.9% in April. Although it ended the period slightly higher at 4.1%, it is still very low by historical standards.


                      [U.S. UNEMPLOYMENT RATE LINE GRAPH]

                              Jan-90          0.054
                              Feb-90          0.053
                              Mar-90          0.052
                              Apr-90          0.054
                              May-90          0.054
                              Jun-90          0.052
                              Jul-90          0.055
                              Aug-90          0.057
                              Sep-90          0.059
                              Oct-90          0.059
                              Nov-90          0.062
                              Dec-90          0.063
                              Jan-91          0.064
                              Feb-91          0.066
                              Mar-91          0.068
                              Apr-91          0.067
                              May-91          0.069
                              Jun-91          0.069
                              Jul-91          0.068
                              Aug-91          0.069
                              Sep-91          0.069
                              Oct-91           0.07
                              Nov-91           0.07
                              Dec-91          0.073
                              Jan-92          0.073
                              Feb-92          0.074
                              Mar-92          0.074
                              Apr-92          0.074
                              May-92          0.076
                              Jun-92          0.078
                              Jul-92          0.077
                              Aug-92          0.076
                              Sep-92          0.076
                              Oct-92          0.073
                              Nov-92          0.074
                              Dec-92          0.074
                              Jan-93          0.073
                              Feb-93          0.071
                              Mar-93           0.07
                              Apr-93          0.071
                              May-93          0.071
                              Jun-93           0.07
                              Jul-93          0.069
                              Aug-93          0.068
                              Sep-93          0.067
                              Oct-93          0.068
                              Nov-93          0.066
                              Dec-93          0.065
                              Jan-94          0.068
                              Feb-94          0.066
                              Mar-94          0.065
                              Apr-94          0.064
                              May-94          0.061
                              Jun-94          0.061
                              Jul-94          0.063
                              Aug-94           0.06
                              Sep-94          0.058
                              Oct-94          0.058
                              Nov-94          0.056
                              Dec-94          0.055
                              Jan-95          0.056
                              Feb-95          0.054
                              Mar-95          0.053
                              Apr-95          0.058
                              May-95          0.058
                              Jun-95          0.056
                              Jul-95          0.056
                              Aug-95          0.057
                              Sep-95          0.056
                              Oct-95          0.055
                              Nov-95          0.057
                              Dec-95          0.056
                              Jan-96          0.056
                              Feb-96          0.055
                              Mar-96          0.056
                              Apr-96          0.055
                              May-96          0.056
                              Jun-96          0.053
                              Jul-96          0.055
                              Aug-96          0.051
                              Sep-96          0.052
                              Oct-96          0.052
                              Nov-96          0.053
                              Dec-96          0.054
                              Jan-97          0.053
                              Feb-97          0.053
                              Mar-97          0.051
                              Apr-97           0.05
                              May-97          0.047
                              Jun-97           0.05
                              Jul-97          0.047
                              Aug-97          0.049
                              Sep-97          0.047
                              Oct-97          0.047
                              Nov-97          0.046
                              Dec-97          0.047
                              Jan-98          0.045
                              Feb-98          0.046
                              Mar-98          0.046
                              Apr-98          0.043
                              May-98          0.043
                              Jun-98          0.045
                              Jul-98          0.045
                              Aug-98          0.045
                              Sep-98          0.045
                              Oct-98          0.045
                              Nov-98          0.044
                              Dec-98          0.043
                              Jan-99          0.043
                              Feb-99          0.044
                              Mar-99          0.042
                              Apr-99          0.043
                              May-99          0.042
                              Jun-99          0.043
                              Jul-99          0.043
                              Aug-99          0.042
                              Sep-99          0.042
                              Oct-99          0.041
                              Nov-99          0.041
                              Dec-99          0.041
                              Jan-00           0.04
                              Feb-00          0.041
                              Mar-00          0.041
                              Apr-00          0.039
                              May-00          0.041
                              Jun-00           0.04

This measures the portion of the U.S. labor force that is unemployed and is either seeking a job or waiting to return to one. Low unemployment often accompanies prosperity and is generally a positive factor for investors, although very low unemployment may boost inflation as employers raise pay to compete for workers. Rising unemployment may mean a softening economy.

Source: Bloomberg L.P.


MEASURES OF INFLATION


Monthly CPI and quarterly employment cost index (annualized)

CPI was up 3.4% for the 12 months ended August 31, 2000 (2.5% if food and energy are excluded). ECI rose 4.3% for the 12 months ended June 30, 2000.


                       [MEASURES OF INFLATION LINE GRAPH]

                                    Consumer    Employment
                                   Price Index  Cost Index
                                    12-Month     12-Month
                                     Change       Change
                                   (Monthly)    (Quarterly)
                       Jan-90         0.052        0.055
                       Feb-90         0.053        0.055
                       Mar-90         0.052        0.055
                       Apr-90         0.047        0.054
                       May-90         0.044        0.054
                       Jun-90         0.047        0.054
                       Jul-90         0.048        0.052
                       Aug-90         0.056        0.052
                       Sep-90         0.062        0.052
                       Oct-90         0.063        0.049
                       Nov-90         0.063        0.049
                       Dec-90         0.061        0.049
                       Jan-91         0.057        0.046
                       Feb-91         0.053        0.046
                       Mar-91         0.049        0.046
                       Apr-91         0.049        0.046
                       May-91          0.05        0.046
                       Jun-91         0.047        0.046
                       Jul-91         0.044        0.043
                       Aug-91         0.038        0.043
                       Sep-91         0.034        0.043
                       Oct-91         0.029        0.043
                       Nov-91          0.03        0.043
                       Dec-91         0.031        0.043
                       Jan-92         0.026         0.04
                       Feb-92         0.028         0.04
                       Mar-92         0.032         0.04
                       Apr-92         0.032        0.036
                       May-92          0.03        0.036
                       Jun-92         0.031        0.036
                       Jul-92         0.032        0.035
                       Aug-92         0.031        0.035
                       Sep-92          0.03        0.035
                       Oct-92         0.032        0.035
                       Nov-92          0.03        0.035
                       Dec-92         0.029        0.035
                       Jan-93         0.033        0.035
                       Feb-93         0.032        0.035
                       Mar-93         0.031        0.035
                       Apr-93         0.032        0.036
                       May-93         0.032        0.036
                       Jun-93          0.03        0.036
                       Jul-93         0.028        0.036
                       Aug-93         0.028        0.036
                       Sep-93         0.027        0.036
                       Oct-93         0.028        0.035
                       Nov-93         0.027        0.035
                       Dec-93         0.027        0.035
                       Jan-94         0.025        0.032
                       Feb-94         0.025        0.032
                       Mar-94         0.025        0.032
                       Apr-94         0.024        0.032
                       May-94         0.023        0.032
                       Jun-94         0.025        0.032
                       Jul-94         0.028        0.032
                       Aug-94         0.029        0.032
                       Sep-94          0.03        0.032
                       Oct-94         0.026         0.03
                       Nov-94         0.027         0.03
                       Dec-94         0.027         0.03
                       Jan-95         0.028        0.029
                       Feb-95         0.029        0.029
                       Mar-95         0.029        0.029
                       Apr-95         0.031        0.029
                       May-95         0.032        0.029
                       Jun-95          0.03        0.029
                       Jul-95         0.028        0.027
                       Aug-95         0.026        0.027
                       Sep-95         0.025        0.027
                       Oct-95         0.028        0.027
                       Nov-95         0.026        0.027
                       Dec-95         0.025        0.027
                       Jan-96         0.027        0.028
                       Feb-96         0.027        0.028
                       Mar-96         0.028        0.028
                       Apr-96         0.029        0.029
                       May-96         0.029        0.029
                       Jun-96         0.028        0.029
                       Jul-96          0.03        0.028
                       Aug-96         0.029        0.028
                       Sep-96          0.03        0.028
                       Oct-96          0.03        0.029
                       Nov-96         0.033        0.029
                       Dec-96         0.033        0.029
                       Jan-97          0.03        0.029
                       Feb-97          0.03        0.029
                       Mar-97         0.028        0.029
                       Apr-97         0.025        0.028
                       May-97         0.022        0.028
                       Jun-97         0.023        0.028
                       Jul-97         0.022         0.03
                       Aug-97         0.022         0.03
                       Sep-97         0.022         0.03
                       Oct-97         0.021        0.033
                       Nov-97         0.018        0.033
                       Dec-97         0.017        0.033
                       Jan-98         0.016        0.033
                       Feb-98         0.014        0.033
                       Mar-98         0.014        0.033
                       Apr-98         0.014        0.035
                       May-98         0.017        0.035
                       Jun-98         0.017        0.035
                       Jul-98         0.017        0.037
                       Aug-98         0.016        0.037
                       Sep-98         0.015        0.037
                       Oct-98         0.015        0.034
                       Nov-98         0.015        0.034
                       Dec-98         0.016        0.034
                       Jan-99         0.017         0.03
                       Feb-99         0.016         0.03
                       Mar-99         0.017         0.03
                       Apr-99         0.023        0.032
                       May-99         0.021        0.032
                       Jun-99          0.02        0.032
                       Jul-99         0.021        0.031
                       Aug-99         0.023        0.031
                       Sep-99         0.026        0.031
                       Oct-99         0.026        0.034
                       Nov-99         0.026        0.034
                       Dec-99         0.027        0.034
                       Jan-00         0.027        0.043
                       Feb-00         0.032        0.043
                       Mar-00         0.037        0.043
                       Apr-00          0.03        0.044
                       May-00         0.031        0.044
                       Jun-00         0.037        0.044
                       Jul-00         0.035
                       Aug-00         0.034

The Consumer Price Index (CPI) tracks changes in the cost of goods and services and is the most common measure of inflation. The Employment Cost Index (ECI) measures the cost of employing workers, including benefits costs. Financial markets are very sensitive to increases in inflation because of the potentially negative impact on corporate earnings, investors and consumers.

Source: Bloomberg L.P.

MARKET OVERVIEW Continued


LOOKING AHEAD: GROWTH MAY CONTINUE, BUT RATE MAY SLOW.


                              [GRAPHIC OF CAPITOL]


Recent evidence indicates that the economy has indeed slowed. The consensus among economists is that the U.S. economy appears poised for continued growth, albeit at lower rates than those of the past few years.

The question is whether the slowdown is only a temporary condition prompted by a build-up of manufacturing inventories or is in fact the "soft landing" sought by the Fed. Through its aggressive tightening of short-term interest rates over the last 12 months, the Fed has sought to usher in a comparatively stable period characterized by slower growth. Factors to watch may include consumer spending and employer competition for workers. If the slowdown is in fact the desired "soft landing," we would expect to see a slackening in one or both of these factors.

                                    --------------------------------------------
                                    Most economists expect that gross domestic
                                    product will grow at the rate of about 2.5%
                                    to 3% in the second half of 2000.
                                    --------------------------------------------
                                                                 Source: Schwab.



YIELDS OF U.S. TREASURY BONDS

Effective yields of five-year and 10-year Treasuries


With its buyback program, the Treasury suddenly emerged as a major customer for its own bonds, driving prices up (and yields down) on long-term Treasuries.


                   [YIELDS OF U.S. TREASURY BONDS LINE GRAPH]

                                    Five-Year      10-Year
                                    Treasury       Treasury
                                   Bond Yield     Bond Yield
                    8/31/90          0.0844        0.0885
                    9/30/90          0.0846         0.088
                   10/31/90          0.0822        0.0862
                   11/30/90          0.0799        0.0825
                   12/31/90          0.0768        0.0807
                    1/31/91          0.0761        0.0801
                    2/28/91           0.077        0.0803
                    3/31/91          0.0775        0.0806
                    4/30/91          0.0761        0.0801
                    5/31/91          0.0771        0.0806
                    6/28/91          0.0788        0.0823
                    7/31/91          0.0774        0.0815
                    8/30/91          0.0734        0.0782
                    9/30/91          0.0691        0.0745
                   10/31/91          0.0674        0.0746
                   11/29/91          0.0648        0.0738
                   12/31/91          0.0593         0.067
                    1/31/92          0.0643        0.0727
                    2/28/92          0.0656        0.0725
                    3/31/92          0.0692        0.0753
                    4/30/92          0.0688        0.0758
                    5/29/92           0.066        0.0732
                    6/30/92          0.0627        0.0712
                    7/31/92          0.0582        0.0671
                    8/31/92          0.0558         0.066
                    9/30/92          0.0532        0.0635
                   10/30/92          0.0589        0.0679
                   11/30/92          0.0622        0.0694
                   12/31/92          0.0599        0.0669
                    1/29/93          0.0555        0.0636
                    2/26/93          0.0521        0.0602
                    3/31/93          0.0524        0.0602
                    4/30/93          0.0511        0.0601
                    5/31/93          0.0537        0.0615
                    6/30/93          0.0505        0.0578
                    7/30/93          0.0515        0.0581
                    8/31/93          0.0479        0.0545
                    9/30/93          0.0477        0.0538
                   10/29/93          0.0485        0.0543
                   11/30/93          0.0516        0.0582
                   12/31/93          0.0521        0.0579
                    1/31/94          0.0502        0.0564
                    2/28/94          0.0557        0.0613
                    3/31/94          0.0623        0.0674
                    4/29/94          0.0664        0.0704
                    5/31/94          0.0676        0.0715
                    6/30/94          0.0695        0.0732
                    7/29/94          0.0673        0.0711
                    8/31/94           0.068        0.0717
                    9/30/94          0.0728         0.076
                   10/31/94          0.0749        0.0781
                   11/30/94          0.0779        0.0791
                   12/30/94          0.0783        0.0782
                    1/31/95          0.0751        0.0758
                    2/28/95          0.0704         0.072
                    3/31/95          0.0707         0.072
                    4/28/95          0.0688        0.0706
                    5/31/95          0.0605        0.0628
                    6/30/95          0.0597         0.062
                    7/31/95          0.0616        0.0643
                    8/31/95          0.0607        0.0628
                    9/29/95          0.0602        0.0618
                   10/31/95          0.0581        0.0602
                   11/30/95          0.0552        0.0574
                   12/29/95          0.0538        0.0557
                    1/31/96          0.0524        0.0558
                    2/29/96          0.0573         0.061
                    3/29/96          0.0609        0.0633
                    4/30/96          0.0641        0.0667
                    5/31/96          0.0663        0.0685
                    6/28/96          0.0646        0.0671
                    7/31/96          0.0657        0.0679
                    8/30/96          0.0673        0.0694
                    9/30/96          0.0646         0.067
                   10/31/96          0.0607        0.0634
                   11/29/96          0.0583        0.0604
                   12/31/96          0.0621        0.0642
                    1/31/97          0.0625        0.0649
                    2/28/97          0.0639        0.0655
                    3/31/97          0.0675         0.069
                    4/30/97          0.0657        0.0672
                    5/30/97           0.065        0.0666
                    6/30/97          0.0638         0.065
                    7/31/97           0.059        0.0601
                    8/29/97          0.0622        0.0634
                    9/30/97          0.0599         0.061
                   10/31/97          0.0571        0.0583
                   11/28/97          0.0584        0.0587
                   12/31/97          0.0571        0.0574
                    1/30/98          0.0538        0.0551
                    2/27/98          0.0559        0.0562
                    3/31/98          0.0562        0.0565
                    4/30/98          0.0564        0.0567
                    5/29/98          0.0555        0.0555
                    6/30/98          0.0547        0.0545
                    7/31/98           0.055        0.0549
                    8/31/98           0.048        0.0498
                    9/30/98          0.0422        0.0442
                   10/30/98          0.0423        0.0461
                   11/30/98          0.0448        0.0471
                   12/31/98          0.0454        0.0465
                    1/29/99          0.0455        0.0465
                    2/26/99          0.0522        0.0529
                    3/31/99           0.051        0.0524
                    4/30/99          0.0521        0.0535
                    5/31/99          0.0558        0.0562
                    6/30/99          0.0565        0.0578
                    7/30/99          0.0579         0.059
                    8/31/99          0.0587        0.0597
                    9/30/99          0.0575        0.0588
                   10/29/99          0.0595        0.0602
                   11/30/99          0.0611        0.0619
                   12/31/99          0.0634        0.0644
                    1/31/00          0.0668        0.0667
                    2/29/00           0.066        0.0641
                    3/31/00          0.0631          0.06
                    4/28/00          0.0654        0.0621
                    5/31/00          0.0652        0.0627
                    6/30/00          0.0618        0.0603
                    7/31/00          0.0615        0.0603
                    8/31/00          0.0597        0.0572

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down. Other factors being equal, low interest rates are positive for stock investors because low borrowing costs can help boost corporate earnings.

Source: Bloomberg L.P.


YIELD CURVE

Average yields of AAA securities of seven maturities.


The report period saw the yield curve become inverted, with short-term interest rates higher than long-term interest rates -- the reverse of the normal situation.


                            [YIELD CURVE LINE GRAPH]

                                         As of      As of
                          Maturity       9/1/99    8/31/00
                          3 Month        0.0494     0.063
                          6 Month        0.0519    0.0637
                          1 Year         0.0528    0.0621
                          2 Year         0.0572    0.0615
                          5 Year         0.0586    0.0596
                          10 Year        0.0598    0.0572
                          30 Year        0.0608    0.0567

This chart shows where yields stood at the beginning of the report period and at the end of the period. For debt securities of comparable quality, those with longer maturities typically pay higher interest rates, because they are assumed to carry higher risk. An inverted yield curve generally means that investors expect rates to fall.

Source: Bloomberg L.P.

SCHWAB

SHORT-TERM BOND MARKET INDEX FUND

                            [PHOTO OF KIM DAIFOTIS]

"Performance was helped by the fund's variable-rate securities, whose yields rose along with interest rates during the report period."

    Portfolio Manager
    Kim Daifotis

KIM DAIFOTIS, CFA, a vice president of the investment adviser, has overall responsibility for management of the fund. Prior to joining the firm in September 1997, he worked for more than 17 years in research and asset management.

                             TICKER SYMBOL     SWBDX
                     ----------------------------------------

                                  INTEREST RATE
                                  SENSITIVITY 1
                                         LOW   MEDIUM   HIGH

                     CREDIT QUALITY 1

                       HIGH              [X]    [ ]     [ ]

                       MEDIUM            [ ]    [ ]     [ ]

                       LOW               [ ]    [ ]     [ ]

Investors who are seeking a diversified source of current income and want potentially lower volatility and lower returns, compared to a long-term fund, may want to consider this fund.

--------------------------------------------------------------------------------

THE FUND SEEKS CURRENT INCOME BY TRACKING THE PERFORMANCE OF THE LEHMAN BROTHERS MUTUAL FUND SHORT (1 - 5 YEAR) U.S. GOVERNMENT/CREDIT INDEX.

MANAGER'S PERSPECTIVE

THE FUND PERFORMED WELL IN AN ENVIRONMENT OF RISING SHORT-TERM INTEREST RATES. Although an increase in interest rates tends to cause bond prices to fall (and the fund's share price as well), other factors worked to the fund's benefit. As a result, the fund was able to post strong performance for the report period, closely matching its index.

THREE FACTORS WORKED TO CREATE ABOVE-AVERAGE DEMAND FOR BONDS (particularly Treasury obligations), which helped to boost prices at a time when normally they would have declined. Until the end of 1999, concern over possible Y2K disruptions had some investors seeking safety in Treasuries. The U.S. Treasury's bond buyback program helped boost prices throughout the bond market, as did volatility in the stock market in the spring of 2000.

VARIABLE-RATE SECURITIES ALLOWED THE FUND TO BENEFIT FROM THE RISING RATES. The fund includes a certain amount of variable-rate securities. Unlike fixed-rate bonds, these pay interest at a rate that "resets" periodically. Typically, in a rising rate environment this not only means that these securities will increase in yield, but also that they won't decline substantially in price -- factors that helped fund performance this period.



1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/00, which may have changed since then, and is not a precise indication of risk or performance -- past, present or future. Definitions of style box categories: Sensitivity (measured as duration): Low, up to 3.5 years; Medium, more than 3.5 years to less than six years; High, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 8/31/00

This chart compares performance of the fund with the Lehman Brothers Mutual Fund Short (1 - 5 Year) U.S. Government/Credit Index, the fund's benchmark index 1 and the Morningstar Short-Term Bond Fund category. As of the end of the report period, the fund's 30-day SEC yield was 6.65%. 2

                    [AVERAGE ANNUAL TOTAL RETURNS BAR CHART]


                              {TRACKING DIFFERENTIAL
                            between fund and benchmark}
                                                          LEHMAN 1-5    PEER GROUP
                                FUND     BENCHMARK 1      YEAR INDEX    AVERAGE 3
Total Return 2

                                    (0.00)
                                      <>
1 Year                         5.97%      5.97%           5.97%         5.83%

                                    (0.31)
                                      <>
5 Years                        5.51%      5.82%           5.82%         5.38%

                                    (0.20)
                                      <>
Since Inception: 11/5/91       5.62%      5.82%           5.84%          n/a

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in two indices: the Lehman Brothers Mutual Fund Short (1 - 5 Year) U.S. Government/Credit Index and the fund's benchmark index. 1

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. The indices are unmanaged, and you cannot invest in them directly. The fund's share price changes, and when you sell your shares they may be worth more or less than what you paid for them. Keep in mind that past performance isn't an indication of future results.


                [PERFORMANCE OF A $10,000 INVESTMENT LINE GRAPH]

                                              Lehman
                                            Mutual Fund
                                            Short (1-5)
                                            Gov't/Corp.
                             Fund           Bond Index         Benchmark 1
                 11/5/91     10000            10000              10000
                11/30/91     10117            10097              10098
                12/31/91     10381            10287              10251
                 1/31/92     10241            10243              10238
                 2/29/92     10240            10272              10269
                 3/31/92     10190            10251              10265
                 4/30/92     10282            10349              10359
                 5/31/92     10440            10477              10455
                 6/30/92     10595            10614              10560
                 7/31/92     10794            10778              10682
                 8/31/92     10898            10884              10768
                 9/30/92     11053            11012              10869
                10/31/92     10924            10903              10807
                11/30/92     10868            10868              10791
                12/31/92     11012            10990              10892
                 1/31/93     11202            11164              11006
                 2/28/93     11355            11298              11093
                 3/31/93     11395            11339              11127
                 4/30/93     11499            11428              11195
                 5/31/93     11462            11394              11168
                 6/30/93     11622            11518              11251
                 7/31/93     11661            11541              11276
                 8/31/93     11823            11679              11369
                 9/30/93     11851            11718              11406
                10/31/93     11892            11748              11431
                11/30/93     11819            11725              11433
                12/31/93     11873            11773              11478
                 1/31/94     11973            11873              11550
                 2/28/94     11780            11754              11480
                 3/31/94     11628            11637              11422
                 4/30/94     11527            11569              11378
                 5/31/94     11485            11582              11394
                 6/30/94     11500            11602              11422
                 7/31/94     11599            11732              11525
                 8/31/94     11628            11770              11563
                 9/30/94     11585            11708              11537
                10/31/94     11593            11722              11563
                11/30/94     11528            11662              11515
                12/31/94     11540            11688              11538
                 1/31/95     11697            11867              11694
                 2/28/95     11852            12072              11854
                 3/31/95     11919            12141              11920
                 4/30/95     12018            12268              12027
                 5/31/95     12232            12553              12232
                 6/30/95     12281            12627              12298
                 7/31/95     12308            12657              12347
                 8/31/95     12396            12747              12421
                 9/30/95     12470            12820              12481
                10/31/95     12572            12943              12585
                11/30/95     12696            13080              12692
                12/31/95     12799            13194              12788
                 1/31/96     12900            13315              12896
                 2/29/96     12817            13225              12846
                 3/31/96     12778            13184              12837
                 4/30/96     12776            13173              12849
                 5/31/96     12777            13182              12878
                 6/30/96     12878            13298              12972
                 7/31/96     12917            13346              13022
                 8/31/96     12940            13380              13069
                 9/30/96     13072            13528              13188
                10/31/96     13235            13717              13337
                11/30/96     13368            13849              13436
                12/31/96     13311            13813              13438
                 1/31/97     13378            13877              13502
                 2/28/97     13397            13904              13535
                 3/31/97     13355            13860              13524
                 4/30/97     13477            13994              13635
                 5/31/97     13575            14097              13730
                 6/30/97     13680            14208              13824
                 7/31/97     13874            14418              13975
                 8/31/97     13841            14398              13989
                 9/30/97     13964            14532              14096
                10/31/97     14091            14663              14201
                11/30/97     14130            14691              14236
                12/31/97     14228            14798              14332
                 1/31/98     14383            14969              14469
                 2/28/98     14358            14969              14482
                 3/31/98     14415            15022              14532
                 4/30/98     14479            15095              14604
                 5/31/98     14563            15188              14693
                 6/30/98     14643            15273              14775
                 7/31/98     14697            15337              14838
                 8/31/98     14898            15551              15046
                 9/30/98     15152            15842              15326
                10/31/98     15204            15887              15369
                11/30/98     15175            15874              15357
                12/31/98     15214            15928              15409
                 1/31/99     15258            16008              15486
                 2/28/99     15116            15871              15354
                 3/31/99     15232            15990              15470
                 4/30/99     15247            16043              15521
                 5/31/99     15188            15979              15459
                 6/30/99     15219            16024              15502
                 7/31/99     15254            16040              15517
                 8/31/99     15289            16075              15551
                 9/30/99     15402            16204              15675
                10/31/99     15427            16247              15717
                11/30/99     15448            16275              15743
                12/31/99     15448            16262              15731
                 1/31/00     15409            16230              15699
                 2/29/00     15530            16353              15818
                 3/31/00     15678            16474              15934
                 4/30/00     15673            16477              15938
                 5/31/00     15739            16527              15987
                 6/30/00     15950            16755              16207
                 7/31/00     16051            16874              16322
                 8/31/00     16202            17035              16477

1 The fund changed its benchmark on 2/28/98, when it changed from being a government bond fund to its current strategy. Benchmark performance shown here is the Lehman Brothers Short (1 - 3 Year) U.S. Government Bond Index from fund inception through 2/28/98 and the Lehman Brothers Mutual Fund Short (1 - 5
  Year) U.S. Government/Credit Index from 3/1/98 through the end of the report period. Benchmark performance for the 1 year period is the Lehman 1-5 Year Index.

2 Fund yield and returns reflect expense reductions by the fund's investment adviser (CSIM) and Schwab. Without these reductions, the fund's yield and returns would have been lower.

3 Source: Morningstar, Inc. As of 8/31/00, there were 213 funds in the
  Morningstar Short-Term Bond Fund category that had track records of at least one year.

TOP 10 HOLDINGS 1 as of 8/31/00

                                                                   PERCENTAGE OF
   SECURITY                               RATE     MATURITY DATE    INVESTMENTS
1  U.S. TREASURY NOTES                    6.75%      05/15/05         12.2%

2  U.S. TREASURY NOTES                    5.25%      05/15/04          6.1%

3  U.S. TREASURY NOTES                    5.88%      11/15/04          4.3%

4  VODAFONE AIR TOUCH, PLC                6.96%      09/21/00          4.2%

5  U.S. TREASURY NOTES                    6.38%      06/30/02          3.7%

6  U.S. TREASURY NOTES                    5.38%      06/30/03          3.2%

7  U.S. TREASURY NOTES                    5.75%      11/30/02          2.7%

8  U.S. TREASURY NOTES                    5.50%      05/31/03          2.6%

9  ROYAL BANK OF SCOTLAND, PLC            8.82%      03/31/05          2.4%

10 ALCOA, INC.                            7.25%      08/01/05          2.3%
--------------------------------------------------------------------------------
   TOTAL                                                              43.7%

DIVIDENDS PAID in each fiscal year


                           [DIVIDENDS PAID BAR CHART]

                   Year            Income Dividends per Share
                   1991 2                     0.1
                   1992                       0.6
                   1993 3                    0.37
                   1994                      0.54
                   1995                      0.59
                   1996                      0.59
                   1997                      0.59
                   1998                      0.57
                   1999                       0.5
                   2000                      0.57

1 This list is not a recommendation of any security by the adviser.

2 Period from the fund's inception on 11/5/91 through 12/31/91.

3 For the eight-month period ended 8/31/93.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND


COMPOSITION OF THE FUND'S PORTFOLIO as of 8/31/00

All figures are shown as a percentage of the fund's investments. Holdings may have changed since the report date.

BY SECURITY TYPE
--------------------------------------------------------------------------------

                          [BY SECURITY TYPE PIE CHART]


(1) 53.1% U.S. Government Securities
(2) 46.5% Corporate Bonds
(3)  0.4% Other Investment Companies


BY CREDIT QUALITY 1
--------------------------------------------------------------------------------

                         [BY CREDIT QUALITY PIE CHART]

(1) 57.7% AAA
(2)  3.5% AA
(3) 21.6% A
(4) 16.7% BBB
(5)  0.5% Unrated Securities


BY MATURITY
--------------------------------------------------------------------------------

                            [BY MATURITY PIE CHART]

(1) 19.1% 0-6 Months
(2) 33.6% 7-36 Months
(3) 44.1% 37-60 Months
(4)  3.2% More than 60 Months


FUND FACTS as of 8/31/00

                                         FUND                  INDEX 2
--------------------------------------------------------------------------------
Number of Issues                          50                   1,983
--------------------------------------------------------------------------------
Yield to Maturity                       6.86%                  6.69%
--------------------------------------------------------------------------------
Weighted Average Rate                   6.64%                  6.56%
--------------------------------------------------------------------------------
Weighted Average Maturity               3.1 yrs                2.8 yrs
--------------------------------------------------------------------------------
Weighted Average Duration               2.4 yrs                2.4 yrs
--------------------------------------------------------------------------------
Weighted Average Credit Quality           AA                   AAA
--------------------------------------------------------------------------------

EXPENSE RATIO as of 8/31/00

                           [EXPENSE RATIO BAR CHART]


                      FUND                  0.35% 3
                      PEER GROUP AVERAGE    0.83% 4

1 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.

2 Source for Index data: The Lehman Brothers Mutual Fund Short (1 - 5 Year) U.S.
  Government/Credit Index.

3 The actual expense ratio during the report period was 0.01% higher due to certain non-routine expenses.

4 Source: Morningstar, Inc. As of 8/31/00, there were 221 funds in the
  Morningstar Short-Term Bond Fund category.

SCHWAB  SHORT-TERM  BOND MARKET  INDEX FUND --  FINANCIALS
-------------------------------------------------------------------------------

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. These figures have been audited by PricewaterhouseCoopers LLP.

Two other sections of this report provide context for the data in these financials. THE FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS


---------------------------------------------------------------------------------------------------
                                                 9/1/99-   9/1/98-   9/1/97-   9/1/96-    9/1/95-
                                                 8/31/00   8/31/99   8/31/98   8/31/97    8/31/96
---------------------------------------------------------------------------------------------------
 PER-SHARE DATA ($)
---------------------------------------------------------------------------------------------------
 Net asset valueat beginning of period             9.66      9.90      9.74      9.67       9.84
---------------------------------------------------------------------------------------------------
 Income from investment operations:
     Net investment income                         0.57      0.50      0.56      0.59       0.59
     Net realized and unrealized gains or losses  (0.01)    (0.24)     0.17      0.07      (0.17)
---------------------------------------------------------------------------------------------------
     Total income from investment operations       0.56      0.26      0.73      0.66       0.42
 Less distributions:
     Dividends from net investment income         (0.57)    (0.50)    (0.57)    (0.59)     (0.59)
---------------------------------------------------------------------------------------------------
 NET ASSET VALUE AT END OF PERIOD                  9.65      9.66      9.90      9.74       9.67
---------------------------------------------------------------------------------------------------
 Total return (%)                                  5.97      2.66      7.64      6.96       4.39

 RATIOS/SUPPLEMENTAL DATA (%)
---------------------------------------------------------------------------------------------------
 Ratio of net operating expenses to
  average net assets                               0.35 1    0.35      0.46      0.49       0.49
 Expense reductions reflected in above ratio       0.32      0.42      0.39      0.33       0.31
 Ratio of net investment income to
  average net assets                               5.91      5.11      5.58      6.02       6.03
 Portfolio turnover rate                            129       195       128        71         80
 Net assets, end of period ($ x 1,000,000)          219       218       157       127        134

1 Would have been 0.36% if certain non-routine expenses (proxy fees) had been included.

                                                  SEE THE FINANCIAL NOTES, WHICH
                                               ARE INTEGRAL TO THIS INFORMATION.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND -- FINANCIALS
-------------------------------------------------------------------------------

PORTFOLIO HOLDINGS

As of August 31, 2000.


This table shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbol below to designate the top ten holdings; the number in the circle is the security's rank among the top ten.

1 Top ten holding

For fixed-rate obligations, the rate shown is the coupon or discount rate (the rate established when the obligation was issued) and the maturity date shown is the legal stated maturity. For variable-rate obligations, the rate shown is the coupon rate as of the report date, and the maturity shown is the date of the next rate reset (or the demand date, for securities that have a demand date that's later than the reset date).

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         53.1%     U.S. GOVERNMENT SECURITIES
                                   Market Value: $114,757
                                   Cost: $115,110

                         46.5%     CORPORATE BONDS
                                   Market Value: $100,481
                                   Cost: $100,545

                          0.4%     OTHER INVESTMENT COMPANIES
                                   Market Value: $216,206
                                   Cost: $968

                        100.0%    TOTAL INVESTMENTS
                                   Market Value: $216,206
                                   Cost: $216,623


SECURITY                        FACE VALUE    MKT. VALUE
   RATE, MATURITY DATE          ($ x 1,000)   ($x1,000)
-------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES
53.1% of investments
-------------------------------------------------------------------------------
      AGENCY OBLIGATIONS  10.0%
-------------------------------------------------------------------------------
      FEDERAL HOME LOAN BANK
         6.00%, 05/17/04              5,000       4,850
      FEDERAL HOME LOAN MORTGAGE CORPORATION
         6.88%, 01/15/05              5,000       5,021
      FEDERAL NATIONAL MORTGAGE ASSOCIATION
         6.25%, 11/15/02              5,000       4,954
         5.94%, 03/29/04              5,000       4,863
         5.88%, 04/23/04              2,000       1,935
                                              ---------
                                                 21,623

      U.S. TREASURY OBLIGATIONS  43.1%
-------------------------------------------------------------------------------
      U.S. TREASURY NOTES
         6.38%, 04/30/02              2,000       2,004
         6.63%, 05/31/02              2,000       2,014
    5    6.38%, 06/30/02              8,000       8,022
         6.25%, 07/31/02              2,000       2,002
         5.88%, 09/30/02              3,000       2,982
    7    5.75%, 11/30/02              5,900       5,848
         5.50%, 02/28/03              5,000       4,928
         5.50%, 03/31/03              1,000         985
    8    5.50%, 05/31/03              5,800       5,713
    6    5.38%, 06/30/03              7,000       6,869
         5.75%, 08/15/03              3,000       2,973
    2    5.25%, 05/15/04             13,500      13,146
    3    5.88%, 11/15/04              9,300       9,248
    1    6.75%, 05/15/05             25,600      26,400
                                              ---------
                                                 93,134

-------------------------------------------------------------------------------
       CORPORATE BONDS  46.5% of investments
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
      FIXED-RATE OBLIGATIONS  32.6%
-------------------------------------------------------------------------------
      AIG SUNAMERICA GLOBAL FINANCING I
         7.40%, 05/05/03              5,000       5,055
   10 ALCOA, INC.
         7.25%, 08/01/05              5,000       5,077
      BANK ONE CORP.
         7.25%, 08/01/02              2,000       2,004
      CIT GROUP, INC.
         7.38%, 03/15/03              2,000       2,003

SEE THE FINANCIAL NOTES, WHICH
ARE INTEGRAL TO THIS INFORMATION.

SECURITY                        FACE VALUE    MKT. VALUE
   RATE, MATURITY DATE          ($ x 1,000)   ($x1,000)

      COLUMBIA GAS SYSTEMS
         6.39%, 11/28/00              2,000       1,995
      DIME BANCORP, INC.
         6.38%, 01/30/01              2,500       2,486
      DUPONT (E.I.) DE NEMOURS & CO.
         6.75%, 10/15/04              4,000       3,978
      FORD MOTOR CREDIT CO.
         6.70%, 07/16/04              5,000       4,880
      GENERAL ELECTRIC CAPITAL CORP.
         6.65%, 09/03/02              5,000       4,975
      GEORGIA PACIFIC CORP.
         9.88%, 11/01/21              2,400       2,492
      HERTZ CORP.
         7.00%, 05/01/02              2,000       1,992
      KOREA DEVELOPMENT BANK
         7.13%, 09/29/00              1,000       1,000
      PEPSI BOTTLING HOLDINGS, INC.
         5.38%, 02/17/04              5,000       4,739
      PETRO MEXICANOS
         9.50%, 09/15/27              2,500       2,603
      PHILLIPS PETROLEUM CO.
         8.50%, 05/25/05              2,000       2,095
      QUEBEC PROVINCE
         7.50%, 07/15/02              2,000       2,015
    9 ROYAL BANK OF SCOTLAND, PLC
         8.82%, 03/31/05              5,000       5,191
      SKANDINAVISKA ENSKILDA
         6.63%, 03/12/01                750         745
      STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
         6.25%, 11/15/00              5,000       4,981
         6.75%, 11/15/05              2,000       1,868
      TCI COMMUNICATIONS, INC.
         8.65%, 09/15/04              3,500       3,662
      U.S. WEST COMMUNICATIONS
         7.63%, 06/09/03              2,000       2,015
      UNITED MEXICAN STATES
         8.50%, 02/01/06              2,500       2,514
                                              ---------
                                                 70,365


      VARIABLE-RATE OBLIGATIONS  13.9%
      -------------------------------------------------------------------------
      HUGHES ELECTRONICS CORP.
         7.99%, 10/23/00              5,000       5,005
      INDIANA MICHIGAN POWER
         7.31%, 12/04/00              2,000       1,999
      KIMCO REALTY CORP.
         7.34%, 11/17/00              5,000       4,991
      KOREA DEVELOPMENT BANK
         7.63%, 10/18/00              5,000       4,999
      RAYONIER, INC.
         7.12%, 11/24/00              2,000       2,000
      TXU ELECTRIC CAPITAL IV
         7.51%, 11/01/00              2,250       2,112
    4 VODAFONE AIR TOUCH, PLC
         6.96%, 09/21/00              9,000       9,010
                                              ---------
                                                 30,116


-------------------------------------------------------------------------------
       OTHER INVESTMENT COMPANIES
       0.4% of investments
-------------------------------------------------------------------------------
      SECURITY AND NUMBER OF SHARES

      PROVIDENT INSTITUTIONAL FUNDS --
      FED FUNDS PORTFOLIO    967,875                968


-------------------------------------------------------------------------------
      END OF PORTFOLIO HOLDINGS. FOR TOTALS, PLEASE SEE
      THE FIRST PAGE OF HOLDINGS FOR THIS FUND.

                                                  SEE THE FINANCIAL NOTES, WHICH
                                               ARE INTEGRAL TO THIS INFORMATION.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND -- FINANCIALS

Statement of
ASSETs AND LIABILITIES
As of August 31, 2000. All numbers x 1,000 except NAV.

ASSETS
-------------------------------------------------------------------------------
Investments, at market value                                $216,206  a
Collateral for securities on loan                             70,139  b
Receivables:
   Fund shares sold                                              105
   Interest                                                    3,573
   Investments sold                                           16,612
Prepaid expenses                                        +         19
                                                        ------------
TOTAL ASSETS                                                 306,654

LIABILITIES
-------------------------------------------------------------------------------

Collateral for securities on loan                             70,139  b
Payables:
   Fund shares redeemed                                           98
   Dividends to shareholders                                     219
   Investments bought                                         17,346
   Investment adviser and administrator fees                       9
   Transfer agent and shareholder service fees                     7
Accrued expenses                                        +         37
                                                        ------------
TOTAL LIABILITIES                                             87,855

NET ASSETS
-------------------------------------------------------------------------------

TOTAL ASSETS                                                 306,654
TOTAL LIABILITIES                                       -     87,855
                                                        ------------
NET ASSETS                                                  $218,799

NET ASSETS BY SOURCE

Capital received from investors                              231,745
Distributions in excess of net investment income                 (66)
Net realized capital losses                                  (12,463)
Net unrealized capital losses                                   (417)

NET ASSET VALUE (NAV)

                       SHARES
NET ASSETS  (DIVIDE)   OUTSTANDING   =    NAV

$218,799               22,663             $9.65


a. The fund's amortized cost for these securities was $216,623. Not counting short-term obligations and government securities, the fund paid $62,042 for securities during the report period, and received $37,820 from securities it sold or that matured. For long-term government securities, the fund paid $182,387 during the report period and received $227,348 for securities it sold or that matured. This includes $1,464 in transactions with other SchwabFunds.(REGISTRATION MARK)

b. Market value of securities loaned: $69,253.


FEDERAL TAX DATA

COST BASIS OF PORTFOLIO            $216,827

NET UNREALIZED DEPRECIATION:
Appreciated securities                 $836
Depreciated securities         -      1,457
                               ------------
                                      ($621)

DEFERRED CAPITAL LOSSES              $1,551

UNUSED CAPITAL LOSSES:
Expires 08/31 of:               Loss amount
  2003                               $7,078
  2004                                2,216
  2005                                  174
  2008                           +    1,241
                               ------------
                                    $10,709

SEE THE FINANCIAL NOTES, WHICH
ARE INTEGRAL TO THIS INFORMATION.

Statement of
OPERATIONS
For September 1, 1999 through August 31, 2000.  All numbers x 1,000.

INVESTMENT INCOME
-------------------------------------------------------------------------------
Interest                                                     $13,675
Lending of securities                                              4
                                                        ------------
TOTAL INVESTMENT INCOME                                       13,679

NET REALIZED LOSSES
-------------------------------------------------------------------------------
Net realized losses on investments sold                       (2,110)

NET UNREALIZED GAINS
-------------------------------------------------------------------------------
Net unrealized gains on investments                            1,937

EXPENSES
-------------------------------------------------------------------------------
Investment adviser and administrator fees                        705  a
Transfer agent and shareholder service fees                      545  b
Trustees' fees                                                     7  c
Custodian and portfolio accounting fees                          105
Professional fees                                                 25
Registration fees                                                 25
Shareholder reports                                               44
Proxy fees                                                        18
Other expenses                                          +         13
                                                        ------------
Total expenses                                                 1,487
Expense reduction                                       -        706  d
                                                        ------------
NET EXPENSES                                                     781

INCREASE IN NET ASSETS FROM OPERATIONS
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                       13,679
NET EXPENSES                                            -        781
                                                        ------------
NET INVESTMENT INCOME                                         12,898
NET REALIZED LOSSES                                           (2,110) e
NET UNREALIZED GAINS                                    +      1,937  e
                                                        ------------
INCREASE IN NET ASSETS FROM OPERATIONS                       $12,725



a. Calculated as a percentage of average daily net assets: 0.30% of the first $500 million and 0.22% of assets beyond that. Before November 15, 1999, fees were calculated at a rate of 0.41% of the fund's average daily net assets.

b. Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c. For the fund's independent trustees only.

d. Includes $705 from the investment adviser (CSIM) and $1 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least October 31, 2000, to 0.35% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e. These add up to a net loss on investments of $173.

                                                  SEE THE FINANCIAL NOTES, WHICH
                                               ARE INTEGRAL TO THIS INFORMATION.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND -- FINANCIALS
-------------------------------------------------------------------------------

Statements of
CHANGES IN NET ASSETS
For the current and previous report periods. All numbers x 1,000.

OPERATIONS
-------------------------------------------------------------------------------
                                    9/1/99-8/31/00    9/1/98-8/31/99

Net investment income                      $12,898            $9,474
Net realized losses                         (2,110)             (680)
Net unrealized gains or losses        +      1,937            (4,340)
                                      ------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS      12,725             4,454

DISTRIBUTIONS PAID
-------------------------------------------------------------------------------
Dividends from net investment income        12,896             9,475

TRANSACTIONS IN FUND SHARES
-------------------------------------------------------------------------------
                             9/1/99-8/31/00         9/1/98-8/31/99
                         QUANTITY       VALUE   QUANTITY       VALUE

Shares sold                 8,302     $79,702     13,551    $133,291
Shares reinvested           1,058      10,143        728       7,152
Shares redeemed        +   (9,277)    (88,925)    (7,598)    (74,793)
                       ---------------------------------------------
NET INCREASE                   83        $920      6,681     $65,650


SHARES OUTSTANDING AND NET ASSETS
-------------------------------------------------------------------------------
                             9/1/99-8/31/00         9/1/98-8/31/99
                           SHARES  NET ASSETS     SHARES  NET ASSETS

Beginning of period        22,580    $218,050     15,899    $157,421
Total increase         +       83         749      6,681      60,629  a
                       ---------------------------------------------
END OF PERIOD              22,663    $218,799     22,580    $218,050  b

a. Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the changes from the value of transactions in fund shares, minus total distributions paid.

b. Includes distributions that exceeded net investment income by $66 for the current period and $68 for the prior period.

SEE THE FINANCIAL NOTES, WHICH
ARE  INTEGRAL  TO THIS  INFORMATION.

SCHWAB

TOTAL BOND MARKET INDEX FUND


                            [PHOTO OF KIM DAIFOTIS]


"Above-average demand for long-term bonds helped raise bond prices, lifting the fund's total return."

    Portfolio Manager
    Kim Daifotis

KIM DAIFOTIS, CFA, a vice president of the investment adviser, has overall responsibility for management of the fund. Prior to joining the firm in September 1997, he worked for more than 17 years in research and asset management.

                            TICKER SYMBOL      SWLBX
                     ----------------------------------------

                                  INTEREST RATE
                                 SENSITIVITY 1

                                         LOW   MEDIUM   HIGH

                     CREDIT QUALITY 1

                       HIGH              [ ]    [X]     [ ]

                       MEDIUM            [ ]    [ ]     [ ]

                       LOW               [ ]    [ ]     [ ]

This fund is designed for investors seeking to fill the fixed income component of their asset allocation plan, and who can accept higher risk in exchange for potentially higher long-term returns compared to a short-term fund.

------------------------------------------------------------------------------

THE FUND SEEKS CURRENT INCOME BY TRACKING THE PERFORMANCE OF THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX.

MANAGER'S PERSPECTIVE

THE FUND PERFORMED WELL IN AN ENVIRONMENT OF RISING SHORT-TERM INTEREST RATES. Although an increase in interest rates tends to cause bond prices to fall (and the fund's share price as well), long-term rates actually fell, resulting in the inverted yield curve discussed in the overview. As a result, the fund was able to post strong performance for the report period, trailing its index by less than the amount that would be expected based on the fund's expense ratio.

THREE FACTORS WORKED TO CREATE ABOVE-AVERAGE DEMAND FOR BONDS (particularly Treasury obligations), which helped to boost prices and lower yields for long-term bonds. Until the end of 1999, concern over possible Y2K disruptions had some investors seeking safety in Treasuries. The U.S. Treasury's bond buyback program helped boost prices throughout the bond market, as did volatility in the stock market in the spring of 2000.

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/00, which may have changed since then, and is not a precise indication of risk or performance--past, present or future. Definitions of style box categories: Sensitivity (measured as duration): Low, up to 3.5 years; Medium, more than 3.5 years to less than six years; High, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

SCHWAB TOTAL BOND MARKET INDEX FUND


PERFORMANCE


AVERAGE ANNUAL TOTAL RETURNS as of 8/31/00

This chart compares performance of the fund with the Lehman Brothers U.S. Aggregate Bond Index, the fund's benchmark index 1 and the Morningstar Intermediate-term Bond Fund category. As of the end of the report period, the fund's 30-day SEC yield was 6.87%. 2


                    [AVERAGE ANNUAL TOTAL RETURNS BAR CHART]

                            <>TRACKING DIFFERENTIAL
                           between fund and benchmark
                                                        LEHMAN U.S.
                                                         AGGREGATE    PEER GROUP
                               FUND     BENCHMARK 1     BOND INDEX    AVERAGE 3
Total Return 2

                                    (0.19)
                                      <>
1 YEAR                         7.36%      7.55%           7.55%         5.96%

                                    (0.21)
                                      <>
5 YEARS                        6.25%      6.46%           6.41%         5.59%

                                    (0.02)
                                      <>
SINCE INCEPTION: 3/5/93        6.17%      6.19%           6.12%          n/a


PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in two indices: the Lehman Brothers U.S. Aggregate Bond Market Index and the fund's benchmark index. 1

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. The indices are unmanaged, and you cannot invest in them directly. The fund's share price changes, and when you sell your shares they may be worth more or less than what you paid for them. Keep in mind that past performance isn't an indication of future results.


                [PERFORMANCE OF A $10,000 INVESTMENT BAR CHART]

                                           LEHMAN U.S.
                                            AGGREGATE
                             FUND          BOND INDEX    BENCHMARK
                  3/5/93     10000            10000        10000
                 3/31/93      9784             9979        10000
                 4/30/93      9890            10048        10077
                 5/31/93      9927            10061        10066
                 6/30/93     10314            10244        10289
                 7/31/93     10441            10302        10352
                 8/31/93     10863            10482        10583
                 9/30/93     10901            10511        10623
                10/31/93     10952            10550        10663
                11/30/93     10688            10460        10546
                12/31/93     10738            10517        10587
                 1/31/94     10938            10659        10732
                 2/28/94     10544            10474        10505
                 3/31/94     10220            10216        10269
                 4/30/94     10112            10134        10188
                 5/31/94     10060            10133        10175
                 6/30/94     10027            10110        10151
                 7/31/94     10239            10311        10338
                 8/31/94     10233            10324        10340
                 9/30/94     10050            10172        10194
                10/31/94     10036            10163        10187
                11/30/94     10031            10140        10168
                12/31/94     10122            10210        10230
                 1/31/95     10347            10412        10420
                 2/28/95     10647            10660        10645
                 3/31/95     10718            10726        10711
                 4/30/95     10887            10875        10851
                 5/31/95     11429            11296        11289
                 6/30/95     11445            11379        11376
                 7/31/95     11348            11354        11334
                 8/31/95     11566            11491        11467
                 9/30/95     11711            11602        11577
                10/31/95     11931            11753        11754
                11/30/95     12173            11929        11937
                12/31/95     12395            12096        12106
                 1/31/96     12438            12176        12180
                 2/29/96     12075            11964        11932
                 3/31/96     11934            11881        11833
                 4/30/96     11766            11814        11757
                 5/31/96     11722            11790        11737
                 6/30/96     11885            11948        11889
                 7/31/96     11890            11981        11918
                 8/31/96     11830            11960        11892
                 9/30/96     12112            12168        12089
                10/31/96     12451            12439        12355
                11/30/96     12763            12651        12570
                12/31/96     12537            12534        12442
                 1/31/97     12533            12572        12455
                 2/28/97     12556            12604        12473
                 3/31/97     12353            12464        12340
                 4/30/97     12606            12651        12519
                 5/31/97     12732            12771        12627
                 6/30/97     12918            12923        12768
                 7/31/97     13363            13272        13131
                 8/31/97     13152            13159        13001
                 9/30/97     13397            13354        13196
                10/31/97     13687            13548        13425
                11/30/97     13700            13610        13493
                12/31/97     13778            13747        13634
                 1/31/98     13977            13923        13838
                 2/28/98     13938            13912        13828
                 3/31/98     13964            13959        13876
                 4/30/98     14035            14032        13948
                 5/31/98     14166            14165        14080
                 6/30/98     14263            14286        14200
                 7/31/98     14306            14316        14230
                 8/31/98     14575            14549        14462
                 9/30/98     14930            14890        14800
                10/31/98     14844            14811        14722
                11/30/98     14866            14895        14805
                12/31/98     14937            14940        14850
                 1/31/99     15061            15046        14956
                 2/28/99     14770            14783        14695
                 3/31/99     14870            14864        14776
                 4/30/99     14874            14911        14823
                 5/31/99     14703            14780        14693
                 6/30/99     14649            14733        14646
                 7/31/99     14614            14671        14584
                 8/31/99     14594            14664        14577
                 9/30/99     14790            14834        14746
                10/31/99     14832            14889        14800
                11/30/99     14841            14887        14799
                12/31/99     14782            14816        14728
                 1/31/00     14719            14767        14680
                 2/29/00     14886            14945        14857
                 3/31/00     15112            15143        15053
                 4/30/00     15019            15099        15010
                 5/31/00     14962            15091        15003
                 6/30/00     15300            15405        15315
                 7/31/00     15435            15545        15454
                 8/31/00     15666            15771        15678

1 The fund changed its benchmark on 2/28/98, when it changed from being a government bond fund to its current strategy. Benchmark performance shown here is the Lehman Brothers General U.S. Government Bond Index from fund inception through 2/28/98 and the Lehman Brothers U.S. Aggregate Bond Index from 3/1/98 through the end of the report period. Benchmark performance for the 1 year period is the Lehman U.S. Aggregate Bond Index.

2 Fund yield and returns reflect expense reductions by the fund's investment adviser (CSIM) and Schwab. Without these reductions, the fund's yield and returns would have been lower.

3 Source: Morningstar, Inc. As of 8/31/00, there were 551 funds in the
  Morningstar Intermediate-Term Bond Fund category that had track records of at least one year.

Top 10 Holdings 1 as of 8/31/00

                                                                                    PERCENTAGE OF
    SECURITY                                              RATE      MATURITY DATE    INVESTMENTS
-------------------------------------------------------------------------------------------------
1   FEDERAL NATIONAL MORTGAGE ASSOCIATION                 6.50%       09/01/2030      4.9%
-------------------------------------------------------------------------------------------------
2   AIRPLANES PASS THROUGH TRUST  Series 1R, Class A8     6.99%       09/15/2000      3.2%
-------------------------------------------------------------------------------------------------
3   FEDERAL NATIONAL MORTGAGE ASSOCIATION                 7.00%       09/01/2030      2.6%
-------------------------------------------------------------------------------------------------
4   FEDERAL NATIONAL MORTGAGE ASSOCIATION                 7.50%       09/01/2030      2.6%
-------------------------------------------------------------------------------------------------
5   ARROW ELECTRONICS, INC.                               6.70%       09/13/2000      2.3%
-------------------------------------------------------------------------------------------------
6   FEDERAL NATIONAL MORTGAGE ASSOCIATION                 8.00%       09/01/2030      2.1%
-------------------------------------------------------------------------------------------------
7   U.S. TREASURY NOTES                                   6.50%       03/31/2002      2.1%
-------------------------------------------------------------------------------------------------
8   COMCAST CORP.                                         6.70%       09/11/2000      2.1%
-------------------------------------------------------------------------------------------------
9   U.S. TREASURY NOTES                                   6.25%       07/31/2002      1.9%
-------------------------------------------------------------------------------------------------
10  HSBC CAPITAL FUNDING L.P.                             9.55%       12/31/2010      1.9%
-------------------------------------------------------------------------------------------------
    TOTAL                                                                            25.7%

DIVIDENDS PAID in each fiscal year

                       [DIVIDENDS PAID BAR CHART]

                     Year            Income Dividends per Share
                     1993 2                    0.31
                     1994                       0.6
                     1995                      0.69
                     1996                      0.65
                     1997                      0.65
                     1998                       0.6
                     1999                      0.55
                     2000                      0.61

1 This list is not a recommendation of any security by the adviser.

2 Period from the fund's inception on 3/5/93 through 8/31/93.

SCHWAB TOTAL BOND MARKET INDEX FUND


COMPOSITION OF THE FUND'S PORTFOLIO as of 8/31/00

All figures are shown as a percentage of the fund's investments. Holdings may have changed since the report date.

BY SECURITY TYPE
--------------------------------------------------------------------------------

                          [BY SECURITY TYPE PIE CHART]

(1) 49.8% U.S. Government Securities
(2) 28.1% Corporate Bonds
(3) 14.4% Commercial Paper and Other Corporate Obligations
(4)  5.2% Asset-Backed Securities
(5)  1.4% Preferred Stock
(6)  1.1% Other Investment Companies

BY CREDIT QUALITY 1
--------------------------------------------------------------------------------

                         [BY CREDIT QUALITY PIE CHART]

(1) 53.0% AAA
(2)  6.5% AA
(3) 13.6% A
(4) 10.9% BBB
(5)  0.5% BB
(6) 14.4% Short-Term Ratings
(7)  1.1% Unrated Securities

BY MATURITY
--------------------------------------------------------------------------------

                            [BY MATURITY PIE CHART]

(1) 26.6% 0-1 Year
(2) 64.5% 2-10 Years
(3)  1.8% 11-20 Years
(4)  6.0% 21-30 Years
(5)  1.1% More than 30 Years

FUND FACTS as of 8/31/00

                                                   FUND                 INDEX 2
--------------------------------------------------------------------------------
Number of Issues                                    103                  6,013
--------------------------------------------------------------------------------
Yield to Maturity                                  7.37%                 7.02%
--------------------------------------------------------------------------------
Weighted Average Rate                              7.08%                 6.87%
--------------------------------------------------------------------------------
Weighted Average Maturity                         8.8 yrs               8.8 yrs
--------------------------------------------------------------------------------
Weighted Average Duration                         4.9 yrs               4.9 yrs
--------------------------------------------------------------------------------
Weighted Average Credit Quality                     AA                   AAA
--------------------------------------------------------------------------------

EXPENSE RATIO as of 8/31/00

                           [EXPENSE RATIO BAR CHART]

                   FUND                       0.35% 3
                   PEER GROUP AVERAGE         0.97% 4

1 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.

2 Source for Index data: The Lehman Brothers U.S. Aggregate Bond Index.

3 The actual expense ratio during the report period was 0.01% higher due to certain non-routine expenses.

4 Source: Morningstar, Inc. As of 8/31/00, there were 561 funds in the
  Morningstar Intermediate-Term Bond Fund category

SCHWAB  TOTAL  BOND  MARKET  INDEX FUND -- FINANCIALS
-------------------------------------------------------------------------------

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. These figures have been audited by PricewaterhouseCoopers LLP.

Two other sections of this report provide context for the data in these financials. THE FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------
                                                9/1/99-   9/1/98-   9/1/97-    9/1/96-    9/1/95-
                                                8/31/00   8/31/99   8/31/98    8/31/97    8/31/96
-------------------------------------------------------------------------------------------------
 PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------
 Net asset valueat beginning of period             9.58     10.18      9.75       9.38      9.80
                                                -------------------------------------------------
 Income from investment operations:
     Net investment income                         0.61      0.55      0.60       0.65      0.65
     Net realized and unrealized gains or losses   0.07     (0.53)     0.43       0.37     (0.42)
                                                -------------------------------------------------
     Total income from investment operations       0.68      0.02      1.03       1.02      0.23
 Less distributions:
     Dividends from net investment income         (0.61)    (0.55)    (0.60)     (0.65)    (0.65)
     Distributions from net realized gains           --     (0.07)       --         --        --
                                                -------------------------------------------------
     Total distributions                          (0.61)    (0.62)    (0.60)     (0.65)    (0.65)
                                                -------------------------------------------------

 NET ASSET VALUE AT END OF PERIOD                  9.65      9.58     10.18       9.75      9.38
                                                -------------------------------------------------
 Total return (%)
                                                   7.36      0.14     10.83      11.18      2.29
 RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------
 Ratio of net operating expenses to
  average net assets                               0.35 1    0.35      0.31       0.20        --
 Expense reductions reflected in above ratio       0.27      0.39      0.51       0.98      1.17
 Ratio of net investment income to
  average net assets                               6.42      5.55      5.86       6.74      6.67
 Portfolio turnover rate                            135       174       285         51        66
 Net assets, end of period ($ x 1,000,000)          647       480       294         25        23


1 Would have been 0.36% if non-routine expenses (proxy fees) had been included.

                                                  SEE THE FINANCIAL NOTES, WHICH
                                               ARE INTEGRAL TO THIS INFORMATION.
                                                                              19

SCHWAB TOTAL BOND MARKET INDEX FUND -- FINANCIALS
------------------------------------------------------------------------------

Portfolio Holdings
As of  August  31,  2000.

This table shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

     1    Top ten holding

     +    Credit-enhanced security

  [caret] Delayed-delivery security

For fixed-rate obligations, the rate shown is the coupon or discount rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the coupon rate as of the report date, and the maturity shown is the date of the next rate reset (or the demand date, for securities that have a demand date that's later than the reset date).

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         49.8%     U.S GOVERNMENT SECURITIES
                                   Market Value: $424,043
                                   Cost: $423,388

                         28.1%     CORPORATE BONDS
                                   Market Value: $239,436
                                   Cost: $238,471

                          5.2%     ASSET-BACKED OBLIGATIONS
                                   Market Value: $44,205
                                   Cost: $44,226

                         14.4%     COMMERCIAL PAPER & OTHER
                                   CORPORATE OBLIGATIONS
                                   Market Value: $122,225
                                   Cost: $122,225

                          1.4%     PREFERRED STOCK
                                   Market Value: $12,054
                                   Cost: $12,506

                          1.1%     OTHER INVESTMENT COMPANIES
                                   Market Value: $9,766
                                   Cost: $9,766

                        --------------------------------------

                        100.0%    TOTAL INVESTMENTS
                                  Market Value: $851,729
                                  Cost: $850,582


SECURITY                        FACE VALUE    MKT. VALUE
   RATE, MATURITY DATE          ($ x 1,000)   ($x1,000)
------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES
   49.8% of investments
------------------------------------------------------------------------------

      U.S. TREASURY OBLIGATIONS  20.5%
------------------------------------------------------------------------------
      U.S. TREASURY BONDS
         5.25%, 02/15/29             14,065      12,966
         6.13%, 08/15/29             14,250      14,932
      U.S. TREASURY NOTES
         6.38%, 01/31/02              9,000       9,011
         6.50%, 02/28/02             10,500      10,536
    7    6.50%, 03/31/02             18,100      18,162
         6.63%, 05/31/02              6,000       6,041
         6.38%, 06/30/02             12,000      12,034
    9    6.25%, 07/31/02             16,450      16,471
         6.13%, 08/31/02              5,000       4,997
         5.75%, 11/30/02              6,250       6,196
         5.50%, 02/28/03              8,000       7,885
         5.38%, 06/30/03              5,700       5,593
         5.25%, 08/15/03             10,850      10,609
         4.25%, 11/15/03              4,500       4,262

         5.88%, 11/15/04              2,000       1,989
         6.75%, 05/15/05             10,500      10,828
         5.63%, 05/15/08              3,000       2,942
         4.75%, 11/15/08              4,250       3,930
         6.50%, 02/15/10              9,850      10,284
         5.75%, 08/15/10              5,000       5,006
                                              ---------
                                                174,674
      AGENCY OBLIGATIONS  4.6%
-------------------------------------------------------------------------------
      FEDERAL HOME LOAN MORTGAGE CORPORATION
         5.25%, 02/16/01              5,000       4,966
         6.88%, 01/15/05              5,000       5,021
         6.63%, 09/15/09             10,000       9,820
      FEDERAL NATIONAL MORTGAGE ASSOCIATION
         5.75%, 04/15/03              5,000       4,888
         5.63%, 02/20/04             10,000       9,675
         5.88%, 04/23/04              5,000       4,838
                                              ---------
                                                 39,208
      MORTGAGE-BACKED OBLIGATIONS  24.7%
-------------------------------------------------------------------------------
    [caret] FEDERAL NATIONAL MORTGAGE ASSOCIATION
         5.50%, 09/01/15              4,000       3,746
         6.00%, 09/01/15              8,000       7,650
         6.50%, 09/01/15             13,000      12,671
         7.00%, 09/01/15              8,000       7,915

SEE THE FINANCIAL NOTES, WHICH
ARE INTEGRAL TO THIS INFORMATION.

SECURITY                        FACE VALUE    MKT. VALUE
   RATE, MATURITY DATE          ($ x 1,000)   ($x1,000)

         7.50%, 09/01/15              6,000       6,021
         6.00%, 09/01/30             13,000      12,086
    1    6.50%, 09/01/30             44,000      42,034
    3    7.00%, 09/01/30             23,000      22,432
    4    7.50%, 09/01/30             22,000      21,856
    6    8.00%, 09/01/30             18,000      18,169
         8.50%, 09/01/30              3,000       3,059

    [caret] GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
         6.00%, 09/01/30              2,000       1,871
         6.50%, 09/01/30              7,000       6,726
         7.00%, 09/01/30             16,000      15,715
         7.50%, 09/01/30             14,000      14,004
         8.00%, 09/01/30             14,000      14,206
                                              ---------
                                                210,161



-------------------------------------------------------------------------------
       CORPORATE BONDS  28.1% of investments
-------------------------------------------------------------------------------

      FIXED-RATE OBLIGATIONS  23.1%
-------------------------------------------------------------------------------
      ALCOA INC.
         7.38%, 08/01/10              5,000       5,076
      AXA FINANCIAL INC.
         7.75%, 08/01/10              4,000       4,050
      BANK OF TOKYO-MITSUBISHI, LTD.
         8.40%, 04/15/10              5,000       5,122
      CSC HOLDINGS, INC.
         8.13%, 07/15/09              4,000       3,964
      DELL COMPUTER CORP.
         6.55%, 04/15/08              5,000       4,726
      DIME BANCORP, INC.
         6.38%, 01/30/01              9,000       8,951
      DOW CHEMICAL CO.
         7.38%, 11/01/29              3,000       2,941
      DRESDNER FUNDING TRUST I
         8.15%, 06/30/31              5,000       4,504
      DUPONT (E.I.) DE NEMOURS
         6.88%, 10/15/09              4,000       3,924
      FIDELITY INVESTMENTS
         7.57%, 06/15/29             10,000       9,719
      FORD MOTOR CREDIT
         6.70%, 07/16/04              7,000       6,832
      GENERAL ELECTRIC CAPITAL CORP.
         7.50%, 06/05/03             10,000      10,144
      GTE CORP.
         6.94%, 04/15/28              5,000       4,483
   10 HSBC CAPITAL FUNDING L.P.
         9.55%, 12/31/10             15,000      15,888
      HVB FUNDING TRUST III
         9.00%, 10/22/31              5,000       4,910
      MERRILL LYNCH & CO., INC.
         6.00%, 02/17/09              5,000       4,552
      NEWCOURT CREDIT GROUP
         7.13%, 12/17/03              4,900       4,862
      NORDBANKEN
         8.95%, 11/12/09              5,000       5,065
      PEPSI BOTTLING HOLDINGS, INC.
         5.63%, 02/17/09              7,000       6,251
      PETROLEOS MEXICANOS
         9.50%, 03/15/06              5,000       5,206
      PHILLIPS PETROLEUM CO.
         8.75%, 05/25/10              5,000       5,402
      QWEST COMMUNICATIONS INTERNATIONAL
      SERIES B
         7.50%, 11/01/08              5,000       4,912
      ROYAL BANK OF SCOTLAND PLC
         9.12%, 03/31/10             15,000      15,841
      SHAW COMMUNICATIONS, INC.
         8.25%, 04/11/10             11,000      11,286
      STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
         6.75%, 11/15/05              2,000       1,868
         7.38%, 11/15/15              3,400       3,048
      TEXAS UTILITIES ELECTRIC CAPITAL TRUST
      PREFERRED V
         8.18%, 01/30/37              5,000       5,191
      UNITED MEXICAN STATES
         9.88%, 02/01/10             10,000      10,775
      VIACOM INC.
         7.70%, 07/30/10              7,000       7,127
      WELLS FARGO BANK, NA
         7.80%, 06/15/10             10,000      10,144
                                              ---------

                                                196,764

      SEE THE FINANCIAL NOTES, WHICH
      ARE INTEGRAL TO THIS INFORMATION.

SCHWAB TOTAL BOND MARKET INDEX FUND -- FINANCIALS
-------------------------------------------------------------------------------

Portfolio Holdings Continued
As of August 31, 2000.

   SECURITY                     FACE VALUE    MKT. VALUE
   RATE, MATURITY DATE          ($ x 1,000)   ($x1,000)

     VARIABLE-RATE OBLIGATIONS  5.0%
-------------------------------------------------------------------------------
      CASE CREDIT CORP.
         6.90%, 11/01/00             10,000       9,933
      ERP OPERATING L.P.
         7.34%, 11/21/00              5,000       5,006
      HUGHES ELECTRONICS CORP.
         7.99%, 10/23/00             10,000      10,010
      INDIANA MICHIGAN POWER
         7.31%, 12/04/00              4,500       4,498
      LEHMAN BROTHERS HOLDINGS, INC.
         7.17%, 09/05/00              5,000       4,998
         7.53%, 10/16/00              3,200       3,227
      RAYONIER INC.
         6.99%, 11/24/00              5,000       5,000
                                              ---------
                                                 42,672
-------------------------------------------------------------------------------
       ASSET-BACKED OBLIGATIONS
       5.2% of investments
-------------------------------------------------------------------------------
    + ADVANTA MORTGAGE LOAN TRUST
      SERIES 1998-1 A-7
         6.83%, 09/25/00              2,122       2,118
    2 AIRPLANES PASS THROUGH TRUST
      SERIES 1R, CLASS A8
         6.99%, 09/15/00             27,000      26,995
      MBNA MASTER CREDIT CARD TRUST II
      SERIES 2000-C, CLASS A
         6.78%, 09/15/00             10,000      10,012
      PROVIDENT BANK HOME EQUITY LOAN TRUST
      SERIES 1997-2 CLASS A5
         6.85%, 09/25/00              3,703       3,699
    + SOUTHERN PACIFIC SECURED ASSET CORP.
      SERIES 1998 A-1
         6.82%, 09/25/00              1,393       1,381
                                              ---------
                                                 44,205

-------------------------------------------------------------------------------
       COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS  14.4% of investments
-------------------------------------------------------------------------------
    5 ARROW ELECTRONICS, INC.
         6.70%, 09/13/00             20,000      19,955
    8 COMCAST CORP.
         6.70%, 09/11/00             18,000      17,966
      INFINITY BROADCASTING CO.
         6.65%, 09/01/00              4,500       4,500
         6.72%, 09/08/00             14,500      14,481
      INTERNATIONAL PAPER CO.
         6.70%, 09/05/00              8,000       7,994
         6.77%, 09/08/00             10,000       9,987
      PPL CAPITAL FUNDING, INC.
         6.72%, 09/01/00              5,500       5,500
         6.90%, 09/01/00              1,000       1,000
         6.72%, 09/06/00              4,500       4,496
         6.75%, 09/08/00              6,993       6,984
      QWEST COMMUNICATIONS INTERNATIONAL
         6.71%, 09/07/00              7,100       7,092
      SPRINT CAPITAL CORP.
         6.70%, 09/07/00             12,000      11,987
      TEXAS UTILITIES CO.
         6.70%, 09/20/00              2,200       2,192
      TYCO INTERNATIONAL
         6.70%, 09/01/00              1,900       1,900
         6.72%, 09/06/00              1,100       1,099
         6.77%, 09/06/00              3,900       3,896
         6.70%, 09/20/00              1,200       1,196
                                              ---------
                                                122,225

-------------------------------------------------------------------------------
       PREFERRED STOCK 1.4% of investments
-------------------------------------------------------------------------------

      SECURITY AND NUMBER OF SHARES

      CENTAUR FUNDING CORP. 144A    12,000       12,054

-------------------------------------------------------------------------------
       OTHER INVESTMENT COMPANIES

       1.1% of investments
-------------------------------------------------------------------------------

      SECURITY AND NUMBER OF SHARES

      PROVIDENT INSTITUTIONAL FUNDS --
      FED FUNDS PORTFOLIO    9,765,549            9,766


-------------------------------------------------------------------------------
      END OF PORTFOLIO HOLDINGS. FOR TOTALS, PLEASE SEE THE FIRST PAGE OF HOLDINGS FOR THIS FUND.

SEE THE FINANCIAL NOTES, WHICH
ARE INTEGRAL TO THIS INFORMATION.

Statement of
ASSETs AND LIABILITIES
As of August 31, 2000. All numbers x 1,000 except NAV.

ASSETS
-------------------------------------------------------------------------------
Investments, at market value                                $851,729  a
Collateral for securities on loan                            147,955  b
Receivables:
   Fund shares sold                                            1,325
   Interest                                                    7,296
   Investments sold                                            8,534
Prepaid expenses                                        +         35
                                                        ------------
TOTAL ASSETS                                               1,016,874

LIABILITIES
-------------------------------------------------------------------------------

Collateral for securities on loan                            147,955 b
Payables:
   Fund shares redeemed                                          409
   Dividends to shareholders                                     683
   Owed to counterparties                                        481 c
   Investments bought                                        220,684
   Investment adviser and administrator fees                      56
   Transfer agent and shareholder service fees                    22
Accrued expenses                                        +         49
                                                        ------------
TOTAL LIABILITIES                                            370,339

NET ASSETS
-------------------------------------------------------------------------------

TOTAL ASSETS                                               1,016,874
TOTAL LIABILITIES                                       -    370,339
                                                        ------------
NET ASSETS                                                  $646,535

NET ASSETS BY SOURCE

Capital received from investors                              662,185
Distributions in excess of net investment income                (108)
Net realized capital losses                                  (16,210)
Net unrealized capital gains                                     668  d

NET ASSET VALUE (NAV)

                        SHARES
NET ASSETS   (DIVIDE)   OUTSTANDING   =    NAV

$646,535                67,005             $9.65

a. The fund's amortized cost for these securities was $850,582. Not counting short-term obligations and government securities, the fund paid $418,146 for securities during the report period, and received $186,798 from securities it sold or that matured. For long-term government securities, the fund paid $468,737 during the report period and received $510,146 for securities it sold or that matured. This includes $11,103 in transactions with other SchwabFunds.(REGISTRATION MARK)

b. Market value of securities loaned: $146,250.

c. As of the report date, the fund held a swap agreement with Lehman Brothers Special Finance, expiring on 9/1/00. The unrealized depreciation was $479. Under the agreement, the fund swapped the one-month LIBOR rate for the mortgage component of the Lehman Brothers U.S. Aggregate Bond Index, based on a notional amount of $25,000.

d. These derive from investments and swap agreements. As of the report date, the fund had an open swap agreement, as described above.

FEDERAL TAX DATA
-------------------------------------------
COST BASIS OF PORTFOLIO            $852,865

NET UNREALIZED DEPRECIATION:
Appreciated securities               $4,269
Depreciated securities         -      5,884
                               ------------
                                    ($1,615)

DEFERRED CAPITAL LOSSES              $6,327

UNUSED CAPITAL LOSSES:
Expires 08/31 of:               Loss amount
  2008                               $7,600

                                                  SEE THE FINANCIAL NOTES, WHICH
                                               ARE INTEGRAL TO THIS INFORMATION.

SCHWAB TOTAL BOND MARKET INDEX FUND -- FINANCIALS
-------------------------------------------------------------------------------

Statement of
OPERATIONS
For September 1, 1999 through August 31, 2000.  All numbers x 1,000.

INVESTMENT INCOME
-------------------------------------------------------------------------------
Interest                                                     $38,046
Lending of securities                                   +         12
                                                        ------------
TOTAL INVESTMENT INCOME                                       38,058

NET REALIZED LOSSES
-------------------------------------------------------------------------------
Net realized losses on investments sold                       (4,832)
Net realized losses on swap agreements                  +     (1,092)
                                                        ------------
NET REALIZED LOSSES                                           (5,924)

NET UNREALIZED GAINS
-------------------------------------------------------------------------------
Net unrealized gains on investments                           10,121
Net unrealized gains on swap agreements                 +        870
                                                        ------------
NET UNREALIZED GAINS                                          10,991

EXPENSES
-------------------------------------------------------------------------------
Investment adviser and administrator fees                      1,746  a
Transfer agent and shareholder service fees                    1,404  b
Trustees' fees                                                     8  c
Custodian and portfolio accounting fees                          193
Professional fees                                                 24
Registration fees                                                 66
Shareholder reports                                               34
Proxy fees                                                        42
Other expenses                                          +         15
                                                        ------------
Total expenses                                                 3,532
Expense reduction                                       -      1,525  d
                                                        ------------
NET EXPENSES                                                   2,007

INCREASE IN NET ASSETS FROM OPERATIONS
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                       38,058
NET EXPENSES                                            -      2,007
                                                        ------------
NET INVESTMENT INCOME                                         36,051
NET REALIZED LOSSES                                           (5,924) e
NET UNREALIZED GAINS                                    +     10,991  e
                                                        ------------
INCREASE IN NET ASSETS FROM OPERATIONS                       $41,118

a. Calculated as a percentage of average daily net assets: 0.30% of the first $500 million and 0.22% of assets beyond that. Before November 15, 1999, fees were calculated at a rate of 0.41% of the fund's average daily net assets.

b. Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c. For the fund's independent trustees only.

d. Reduced by the investment adviser (CSIM). This reduction reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through at least October 31, 2000, to 0.35% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e. These add up to a net gain on investments of $5,067.

SEE THE FINANCIAL NOTES, WHICH
ARE INTEGRAL TO THIS INFORMATION.

Statements of
CHANGES IN NET ASSETS
For the current and previous report periods. All numbers x 1,000.


OPERATIONS
-------------------------------------------------------------------------------
                                    9/1/99-8/31/00    9/1/98-8/31/99

Net investment income                      $36,051          $ 21,311
Net realized losses                         (5,924)           (9,470)
Net unrealized gains or losses        +     10,991           (14,129)
                                      -----------------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                             41,118            (2,288)

DISTRIBUTIONS PAID
-------------------------------------------------------------------------------
Dividends from net investment income        36,076            21,326
Distributions from net realized gains+          --             2,225
                                      -----------------------------------------
TOTAL DISTRIBUTIONS PAID                    36,076            23,551

TRANSACTIONS IN FUND SHARES
-------------------------------------------------------------------------------
                             9/1/99-8/31/00         9/1/98-8/31/99
                         QUANTITY       VALUE   QUANTITY       VALUE

Shares sold                28,519    $272,107     30,255   $ 302,668
Shares reinvested           3,469      33,062      2,160      21,544
Shares redeemed        +  (15,074)   (143,615)   (11,218)   (112,454)
                       ---------------------------------------------
NET INCREASE               16,914    $161,554     21,197    $211,758

SHARES OUTSTANDING AND NET ASSETS
-------------------------------------------------------------------------------
                             9/1/99-8/31/00         9/1/98-8/31/99
                           SHARES  NET ASSETS     SHARES  NET ASSETS

Beginning of period        50,091    $479,939     28,894    $294,020
Total increase         +   16,914     166,596     21,197     185,919 A
                       ---------------------------------------------
END OF PERIOD              67,005    $646,535     50,091    $479,939 B



A Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the changes from the value of transactions in fund shares, minus distributions paid.

B Includes distributions that exceeded net investment income by $108 for the current period and $83 for the prior period. Percent of fund shares owned by other SchwabFunds (REGISTRATION MARK) as of the end of the current period:


SCHWAB MARKETTRACK PORTFOLIOS (TRADE MARK)
Growth Portfolio          13.3%
Balanced Portfolio        27.1%
Conservative Portfolio    16.8%

SCHWAB ANNUITY PORTFOLIOS
Growth Portfolio II        0.5%

                                                  SEE THE FINANCIAL NOTES, WHICH
                                               ARE INTEGRAL TO THIS INFORMATION.

FINANCIAL NOTES
-------------------------------------------------------------------------------

FINANCIAL NOTES

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB INVESTMENTS ("THE TRUST"), A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended.

THE FUNDS OFFER ONE SHARE CLASS. For these funds, shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trustees may issue as many shares as necessary.

THE TRUST AND ITS FUNDS
-------------------------------------------------------------------------------
This list shows all of the funds included in Schwab Investments. The funds discussed in this report are highlighted.

SCHWAB INVESTMENTS
Organized October 26, 1990

  Schwab 1000 Fund(REGISTRATION MARK)
  Schwab Short-Term Bond Market Index Fund
  Schwab Total Bond Market Index Fund
  Schwab California Short/Intermediate
   Tax-Free Bond Fund
  Schwab California Long-Term Tax-Free Bond Fund
  Schwab Short/Intermediate Tax-Free Bond Fund
  Schwab Long-Term Tax-Free Bond Fund
  Schwab YieldPlus Fund(TRADE MARK)

FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials. The most signficant of these are described below. Other policies concerning the funds' business operations are also described here.

THE FUNDS DECLARE DIVIDENDS EVERY DAY THEY ARE OPEN FOR BUSINESS. These dividends, which are substantially equal to a fund's net investment income for that day, are paid out to shareholders once a month. The funds may make distributions from any net realized capital gains once a year.

THE FUNDS MAY ENTER INTO SWAP AGREEMENTS. In these transactions, a fund and a counterparty agree to swap payments that are based on two different rates. The counterparty is typically a large financial institution, and the term of the swap is specified in advance. For example, a fund may agree that for six months it will pay the counterparty the equivalent of the interest on a given amount invested at LIBOR (the London Interbank Offered Rate). In exchange, the counterparty might agree to pay a fund the equivalent of the same amount invested in a certain bond index during this same six months.

Swap agreements carry certain risks. Because the net gains or losses stemming from a swap agreement depend on the movements of one rate relative to another, a fund could experience unanticipated losses if one or both rates failed to behave as expected. A fund also could lose money if a counterparty failed to honor the terms of a swap agreement.

THE FUNDS MAY LOAN SECURITIES TO CERTAIN BROKERS, DEALERS AND OTHER FINANCIAL INSTITUTIONS WHO PAY THE FUNDS NEGOTIATED FEES. The funds receive cash, letters of credit or U.S. Government securities as collateral on these loans. The value of the collateral must be at least 102% of the market value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter.

THE FUNDS MAY BUY SECURITIES ON A DELAYED- DELIVERY BASIS. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security's value falls before settlement occurs, a fund could end up paying more for the security than its value at the time of the transaction. The funds have set aside sufficient investment securities as collateral for securities purchased on a delayed-delivery basis.

THE SCHWAB TOTAL BOND MARKET INDEX FUND MAY ENTER INTO MORTGAGE DOLLAR ROLL TRANSACTIONS. In these transactions, the fund sells mortgage-backed securities for delivery in the current month and simultaneously agrees to buy back, on a given date in the future, securities of a similar type, coupon rate and maturity.

THE FUNDS PAY FEES FOR VARIOUS SERVICES. Through their Trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER AND/OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the Trust was in compliance with these limitations throughout the report period. The Trust did not pay any of these persons for their service as trustees, but it did pay the independent trustees, as noted in each fund's Statement of Operations.

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING AFFILIATES. For instance, a fund may let other SchwabFunds(REGISTRATION MARK) buy and sell fund shares, particularly Schwab MarketTrack Portfolios(TRADE MARK).

The funds may make direct transactions with certain other SchwabFunds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

THE FUNDS INTEND TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

FINANCIAL NOTES
-------------------------------------------------------------------------------

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

   BONDS AND NOTES: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

   SECURITIES FOR WHICH NO QUOTED VALUE IS AVAILABLE, INCLUDING RESTRICTED
   SECURITIES: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

   SWAP AGREEMENTS: each open contract is valued at a formula that varies with the specific terms of the agreement.

   SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

INCOME FROM INTEREST AND THE ACCRETION OF DISCOUNTS is recorded as it accrues. If a fund bought a bond at a premium (because the market value at the time of purchase was greater than the face value), the fund reduces the income it records from the bond. The reduction is determined by amortizing the amount of the premium from the current date up to maturity. If the bond is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the bond's call date and call price rather than the bond's maturity date and maturity price.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

EXPENSES that are specific to a fund are charged directly to that fund. Expenses that are common to all funds within the Trust are generally allocated among the funds in proportion to their relative net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities laws.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF:
Schwab Short-Term Bond Market Index Fund
Schwab Total Bond Market Index Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Short-Term Bond Market Index Fund and Schwab Total Bond Market Index Fund (two of the portfolios constituting Schwab Investments, hereafter referred to as the "Funds") at August 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
San Francisco, CA
October 2, 2000

PROXY VOTING RESULTS (UNAUDITED)

SHAREHOLDERS OF THE FUNDS COVERED IN THIS REPORT APPROVED ALL PROPOSALS DESCRIBED IN THE MOST RECENT SCHWABFUNDS PROXY SOLICITATION. A special meeting of the shareholders of Schwab Investments was held on June 1, 2000. The number of votes necessary to conduct the meeting and approve each proposal was obtained. The results of the votes of shareholders are listed below by proposal.


                                         FOR            WITHHELD
-------------------------------------------------------------------------------

PROPOSAL 1

ELECTION OF TRUSTEES

Charles R. Schwab                    164,731,678       19,977,396
Mariann Byerwalter                   164,731,678       19,977,396
Jeremiah H. Chafkin                  164,731,678       19,977,396
Donald F. Dorward                    164,731,678       19,977,396
William A. Hasler                    164,731,678       19,977,396
Robert G. Holmes                     164,731,678       19,977,396
Steven L. Scheid                     164,731,678       19,977,396
Gerald B. Smith                      164,731,678       19,977,396
Donald R. Stephens                   164,731,678       19,977,396
Michael W. Wilsey                    164,731,678       19,977,396


                                                              FOR             AGAINST         ABSTAINED 1
--------------------------------------------------------------------------------------------------------

PROPOSAL 2d

TO APPROVE CHANGES TO RESTRICTIONS REGARDING DIVERSIFICATION.

Schwab Short-Term Bond Market Index Fund                   12,076,627         215,556          293,611
Schwab Total Bond Market Index Fund                        43,012,207         266,284          222,033

PROPOSAL 2l

TO APPROVE CHANGES TO RESTRICTIONS REGARDING CONTROL OF AN ISSUER.

Schwab Short-Term Bond Market Index Fund                   12,083,817         202,207          299,770
Schwab Total Bond Market Index Fund                        43,019,456         253,513          227,555

1 Includes broker non-votes.

HOW TO READ THIS REPORT


This report, including the financial tables, has been designed to be EASY TO READ. The next few pages provide additional information that can help you more fully understand the financial tables and why they are important to ALL FUND INVESTORS.

In this section, we take a closer look at the types of information presented in the financial tables.

Brief CALLOUTS add context to some of the most important elements in the tables, and help explain certain fund operations and accounting principles.

At the end, a GLOSSARY defines many of the technical financial terms that are used in this report.

HOW TO READ THIS REPORT Continued


                [GRAPHIC OF SAMPLE OF FINANCIAL HIGHLIGHTS TABLE]


The financial highlights summarize the fund's activities over the past five years (or since inception, if the fund doesn't yet have five years of operating history).

The figures in the first part of the table are for a single share of the fund that was "outstanding," or in existence, during the periods indicated.

These lines show how much the fund earned per share, and where these earnings came from: how much was from interest and dividends, and how much from capital appreciation (that is, price increases of investments the fund owned). A fund may show losses in this section if its expenses exceeded its income or its capital losses exceeded its capital gains.

Some funds, such as money funds, typically receive all their earnings as interest, while some equity funds may have only appreciation, or may receive interest and dividends only occasionally.

Total return shows what an investor in the fund would have earned or lost during each period indicated, assuming that all dividends and distributions were reinvested. Because the numbers in the financial highlights are for a fund's fiscal year, they will be different from calendar year numbers, except for funds whose fiscal year is the same as the calendar year.

          [GRAPHIC OF SAMPLE OF FINANCIAL HIGHLIGHTS TABLE CONTINUED]


                                                  Table is for illustration only


In some cases, such as with funds that started partway through their planned fiscal year or have changed their fiscal year, the financial highlights may contain a "stub period" that is less than 12 months.

In financial tables, parentheses around numbers are used to indicate a negative number, such as a loss, or a number that is being subtracted, such as a distribution paid by a fund to its shareholders.

The figures in this part of the table disclose a fund's annual operating expenses. The expenses are shown as a percentage of a fund's average net assets, because they are paid from these assets.

For some funds, the annual expenses are capped at a certain level. With these funds, there are two sets of expense figures: net expenses and the amounts of any expense reductions. The net figures reflect what the expenses actually were, after the reductions.

This shows you how much a fund netted in dividend and interest income (i.e., total dividends and interest minus expenses), expressed as a percentage of the fund's average net assets.

The turnover rate tells you how actively a fund has traded securities. A rate of 100% would be the equivalent of replacing every security in the portfolio over the period of a year.

Consistently high turnover can result in taxable distributions, which can lower after-tax performance -- although this is not a concern if your investment is held in an IRA, 401(k) or other tax-deferred account.

HOW TO READ THIS REPORT Continued


                 [GRAPHIC OF SAMPLE OF PORTFOLIO HOLDINGS PAGE]

                                                 Table is for illustration only.

The Portfolio Holdings (sometimes also called the Schedule of Investments) is a snapshot of all securities a fund held on the last day of the report period.

Symbols that may appear in the Portfolio Holdings:

1 Top 10 holding -- shows a fund's 10 largest positions, as measured by market value.

+ Credit-enhanced security -- indicates a security that is backed by the credit of a third party (usually a large financial institution). An issuer uses credit enhancement to give its securities a higher credit rating, which means that the issuer can pay a lower interest rate. From a fund's standpoint, credit enhancements can help lower the risk of default on those securities that carry them and may also make a security more liquid.

@ Delayed-delivery security -- indicates a security a fund has arranged to buy but has not yet received. A fund may incur a gain or loss if the value of the security rises or falls between the time the purchase was arranged and the time the security is delivered.

* Certificate of participation -- indicates a security that offers "participation" in municipal lease revenues. A certificate of participation typically is associated with a facility that is leased to (and was built for) a municipal entity, and is generally considered somewhat riskier than a general obligation bond.

# Collateral for open futures contracts -- indicates security the fund has set aside in a separate account to cover possible losses that may result from a futures contract. The fund is not permitted to sell a security while it is pledged as collateral.

With most types of bonds (and other debt obligations), the interest rate is set at the time of issue and doesn't change. However, some types of obligations are structured so that the rate may be reset at certain times, typically to reflect changes in market interest rates. A fund may own some of both types of securities.

This shows a breakdown of holdings by asset type. To the right of the pie chart are figures showing the total market value of securities of each asset type, and also what a fund paid for those securities.

              [GRAPHIC SAMPLE OF END OF PORTFOLIO HOLDINGS TABLE]


                                                  Table is for illustration only


During its lifetime, a bond may trade at a premium or a discount to its face value, depending on interest rate trends and other factors. When a bond begins to approach maturity, its market value typically moves closer to its face value.

For all bonds, the report shows the issuer, the rate the security pays and the maturity date. The maturity date is the date when the bond is retired and the issuer returns the money borrowed ("principal" or "face value") to the bondholder.

In some cases, securities are organized into sub-groups. For each sub-group, there are figures showing the percentage of investments represented and the total market value of the securities in the subgroup. Note that for all dollar values, you need to add three zeroes after each number to get the approximate value.

Most equity and bond funds keep at least a small percentage of assets in high quality, liquid investments, in order to manage their cash flow needs.

In this example, the investment shown is one that seeks to maintain a stable $1.00 share price, so the number of shares is typically the same as the market value (allowing for rounding in the value column).

HOW TO READ THIS REPORT Continued


              [GRAPHIC OF SAMPLE OF ASSETS AND LIABILITIES TABLE]


                                                 Table is for illustration only.


The Statement of Assets and Liabilities is a snapshot of a fund's balance sheet on the last day of the report period.

At any given time, a fund is likely to be owed money from various sources that it has not yet received, and to owe money it hasn't yet paid.

This section gathers the totals from the first two sections in order to compute net assets.

This section shows where the assets described above came from. "Capital received from investors" is money a fund received from investors buying its shares during the report period, and is a net figure (meaning that money the fund remitted to investors who redeemed their shares has already been subtracted from it).

As with the Portfolio Holdings, the figures in these statements need to be multiplied by 1,000. This includes the figures in the notes.

The collateral is simultaneously counted as an asset (because the fund held it as of the report date) and as a liability (because it is owned by the institutions that provided it as collateral).

A fund may treat capital losses that are realized after October 31 of a given year as occurring at the beginning of the following fiscal year. This can help avoid certain unintentional tax consequences created by the required timing of dividend payments relative to the fund's fiscal year end.


Although a mutual fund doesn't expect to pay federal income tax, it does have to file a return with the IRS. In some cases, the requirements of tax accounting differ from the requirements of the accounting practices used in keeping a fund's books, so the figures in this box may differ from those shown elsewhere in the financials. These differences may require that some values be reclassified in the financials, but this does not affect a fund's NAV.


                 [GRAPHIC OF SAMPLE OF FEDERAL TAX DATA TABLE]


                                                 Table is for illustration only.

              [GRAPHIC OF SAMPLE OF STATEMENT OF OPERATIONS TABLE]


                                                 Table is for illustration only.


The Statement of Operations tells you how much money a fund earned and spent over the course of the report period, and how much it gained and lost on its investments.

These are the capital gains or losses resulting from securities a fund sold during the report period.

These represent the change in unrealized gains or losses over the report period.

Covers most activities related to managing a fund's portfolio.

To safeguard the interests of shareholders, mutual funds must keep their portfolio securities in accounts at a financial institution, whose tasks include maintaining records of a fund's holdings.

Covers most activities associated with shareholders, including processing transactions in fund shares and providing services such as account statements and information.

This section gathers the totals from the first four sections in order to compute the net earnings or losses that resulted from a fund's operations during the report period. These figures also appear, in summary form, on the Statement of Changes in Net Assets.

HOW TO READ THIS REPORT Continued


         [GRAPHIC OF SAMPLE OF STATEMENT OF CHANGES IN NET ASSETS TABLE]


                                                 Table is for illustration only.


The Statement of Changes in Net Assets compares a fund's performance during the current report period with its performance from the previous report period.

Keep in mind that if the current report is a semiannual report, its figures are only for six months, whereas the figures for the previous period are generally for a full year.

From this section, you can see how the size of a fund was affected by investors buying and selling shares (as opposed to changes due to fund performance, shown above in "Operations").

The information shows how many shares the fund sold to investors, how many shares the fund issued in connection with investors who reinvested their dividends or distributions, and how many shares the fund redeemed (bought back from investors).

In funds with more than one share class, these figures are reported by class.

These are the figures for the current report period.

These are the figures for the previous report period.

For mutual funds, the number of "shares outstanding" is the number of shares in existence.

GLOSSARY

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ALTERNATIVE MINIMUM TAX (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

ASSET-BACKED SECURITY A bond or other debt security that represents ownership in a pool of debt obligations such as credit card debt.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

AVERAGE RATE The average rate of interest paid annually by the fixed income securities in a fund or portfolio.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money loaned ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

CALL An early repayment of a bond's principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.

CALL PROTECTION A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

COUPON, COUPON RATE The annual rate of interest paid until maturity by the issuer of a fixed-rate debt security.

CREDIT QUALITY The capacity of an issuer to make its interest and principal payments. See sidebar.

CREDIT RISK The risk that a bond issuer may be unable to pay interest or principal to its bondholders.

DISCOUNT RATE The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.

    Credit ratings
    ----------------------------------------------------------------------------
    Most major bond issuers arrange with a recognized independent rating organization, such as Standard & Poor's (S&P) or Moody's Investors Service, to rate the creditworthiness of their bonds. The spectrum of these ratings is divided into two major categories: investment grade and below investment grade (sometimes called "junk bonds"). Bonds rated below investment grade range from those that are considered to have some vulnerability to default to those that appear on the brink of default or are in default.


                          [GRAPHIC OF CREDIT RATINGS]

GLOSSARY Continued

DIVIDEND Money from earnings that is distributed to shareholders as a given amount per share.

DURATION A measure of a bond investment's sensitivity to interest rates. Calculations of duration take into account the investment's yield, interest payments, maturity date and call features. Like maturity, duration is expressed in years, but typically is more accurate than maturity in determining the effect of interest rate movements on a bond investment's price.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

GENERAL OBLIGATION BOND A municipal bond that is secured by the issuer's full faith and credit, which typically is backed by the power of the issuer to levy taxes.

INTEREST Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.

INTEREST RATE RISK The risk that a bond's value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.

MARKET RISK Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as "systematic risk."

MATURITY The date a bond is scheduled to be "retired" and its principal amount returned to the bondholder.

MORTGAGE-BACKED SECURITY A bond or other debt security that represents ownership in a pool of mortgage loans.

MUNI, MUNICIPAL BOND, MUNICIPAL SECURITY A bond or other debt security that is issued by a municipality, or is issued by a third party on behalf of a municipality or under its aegis. Municipal bonds are issued to fund civic projects, such as building or improving roads, bridges, schools and other facilities. The interest paid by munis typically is free from regular federal income tax; for taxpayers in a given state who buy bonds issued in their state, the interest may also be free from state and local income taxes. Interest from some munis is subject to the AMT.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES When speaking of a company or mutual fund, indicates all shares currently held by investors.

PREPAYMENT RISK The risk that a mortgage-backed security may be paid off early, typically because the interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.

REVENUE BOND A municipal bond that is issued to finance public works and is secured by revenue from a public works project (such as a highway or stadium) rather than the full faith and credit of the issuer.

TAXABLE-EQUIVALENT YIELD The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (6.0% - [.25 x 6%] = 4.5%).

TOTAL RETURN The overall performance of an investment over a given period, including any expenses, any income or distributions paid out and any capital gain or loss (increases or decreases in portfolio value).

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

WEIGHTED AVERAGE MATURITY For mutual funds, the maturity of all the bonds in its portfolio, calculated as a weighted average. As a rule, the longer a fund's weighted average maturity, the greater its interest rate risk.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

YIELD TO MATURITY The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond's current price and its principal amount, or face value.


40
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NOTES

NOTES

CONTACT SCHWAB

The SchwabFunds Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.

This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS

The information below outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

PHONE

Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

INTERNET
www.schwab.com/schwabfunds

MAIL
Write to SchwabFunds at:
P. O. Box 7575
San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

IN PERSON

Visit the nearest Charles Schwab office.


THE SCHWABFUNDS FAMILY

EQUITY INDEX FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(TM)
Schwab International Index Fund(R)

QUANTITATIVE/SECTOR FUNDS
Schwab Analytics Fund(R)
Schwab Focus Funds
   Communications Focus Fund
   Financial Services Focus Fund
   Health Care Focus Fund
   Technology Focus Fund

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(TM)
   All Equity Portfolio
   Growth Portfolio
   Balanced Portfolio
   Conservative Portfolio

Schwab MarketManager Portfolios(TM)
   Growth Portfolio
   Balanced Portfolio
   Small Cap Portfolio
   International Portfolio

BOND FUNDS
Schwab Short-Term Bond Market Index Fund
Schwab Total Bond Market Index Fund
Schwab YieldPlus Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund

SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 1 Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments.



1 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]





INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc.
PO Box 7575, San Francisco, CA 94120 - 7575


This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C) 2000 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper. MKT3655-2 (10/2000)